UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) August 3, 2017

TRAQIQ, INC.

(Exact Name of Registrant as Specified in its Charter)

California	333-172658	30-0580318
(State or other jurisdiction of incorporation)	(Commission File number)	(IRS Employer Identification No.)

14205 SE 36th Street, Suite 100, Bellevue, WA 98006

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code (425) 818-0560

Thunderclap Entertainment, Inc.

201 Santa Monica Blvd., Suite 300

Santa Monica, CA 90401-2224

(Former name or former address, if changed since last report.)

Copies to:

Donald P. Hateley, Esq.

Hateley & Hampton

201 Santa Monica Blvd., Suite 300

Santa Monica, CA 90401-2224

Phone: (310) 576-4758

Fax: (310) 388-5899

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Agreement

(a)	Share Exchange Agreement. On July 19, 2017, TraqIQ, Inc. (the “Company”) entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with OmniM2M, Inc. (“OmniM2M”) and its shareholders (the “OmniM2M Shareholders”) and Ci2i Services, Inc. (“Ci2i”) and its shareholders (the “Ci2i Shareholders”) whereby the OmniM2M Shareholders and the Ci2i Shareholders agreed to exchange all of their respective shares in OmniM2M and Ci2i in exchange for 3,000,000 shares each of the Company’s common stock, par value $0.0001, effective upon the execution of the Share Exchange Agreement by all of the OmniM2M Shareholders and the Ci2i Shareholders. The OmniM2M Shareholders and the Ci2i Shareholders will each be allocated their respective 3,000,000 shares on a pro rata basis based on their respective holdings in OmniM2M and Ci2i when the Share Exchange Agreement has been fully executed. On August 3, 2017, the Company closed the transaction pursuant to the Share Exchange Agreement with the OmniM2M Shareholders and the Ci2i Shareholders.

The foregoing description of the Share Exchange Agreement is qualified in its entirety by reference to the Share Exchange Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated into this Item 1.01 by reference.

(b)	6% Convertible Promissory Notes and Note Purchase Agreements. On July 19, 2017, the Company and the two shareholders (the “Holders”), who had provided related party advances to the Company, agreed to exchange their related party advances for 6% Convertible Promissory Notes due on January 15, 2018 (the “Notes”) in the amount of $68,077 and each executed a Note Purchase Agreement (the “NPA”). The Notes bear simple interest at 6% unless the Company defaults, which increases the interest rate to 10%. The Holders, at their option, can elect to convert the principal plus any accrued interest, into shares of the Company’s common stock at a conversion rate equal to eighty percent (80%) of the average closing share price as quoted on the OTC Markets for the five (5) trading days prior to the date of conversion.

The foregoing description of the Notes and the NPA is qualified in its entirety by reference to the NPA and Notes, copies of which are attached hereto as Exhibit 4.1(a) and 4.1(b) and incorporated into this Item 1.01 by reference.

(c)	Series A Preferred Stock

On July 19, 2017, the Company approved the issuance of 50,000 shares of its Series A Preferred Stock to Ajay Sikka and, on August 1 2017, the Company sold and issued 50,000 shares of its Series A Preferred Stock to Mr. Sikka at a price of $0.20 per share for $10,000 in a transaction that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Act”) in reliance on Section 4(a)(2) of the Act.

Each outstanding share of Series A Preferred Stock shall be convertible into the number of shares of the Company’s common stock (the “Common Stock”) determined by dividing the Stated Value by the Conversion Price as defined below, at the option of any Series A Preferred Stock shareholder in whole or in part, at any time commencing no earlier than six (6) months after the issuance date; provided that any conversion under this section must be made during the ten (10) day period immediately following the date on which the corporation files with the Securities and Exchange Commission any periodic report on form 10-Q, 10-K or the equivalent form; provided further that, any conversion under this Section IV: (a) shall be for a minimum Stated Value of $500.00 of Series A Preferred Stock. Any Series A Preferred Stock shareholder shall affect conversions by sending a conversion notice (the “Notice of Conversion”) in the manner set forth in Section IV(j). Each Notice of Conversion shall specify the Stated Value of Series A Preferred Stock to be converted. The date on which such conversion is to be effected (the “Conversion Date”) shall be on the date the Notice of Conversion is delivered pursuant to Section IV(j) hereof. Except as provided herein, each Notice of Conversion, once given, shall be irrevocable. Upon the entire conversion of the Series A Preferred Stock, the certificates for such Series A Preferred Stock shall be returned to the corporation for cancellation.

Not later than ten (10) business days after the Conversion Date, the corporation will deliver to the Series A Preferred Stock shareholder: (i) a certificate or certificates representing the number of shares of Common Stock being acquired upon the conversion of the Series A Preferred Stock; and (ii) once received from the corporation, the Series A Preferred Stock in principal amount equal to the principal amount of the Series A Preferred Stock not converted; provided, however, that the corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon conversion of any Series A Preferred Stock until the Series A Preferred Stock are either delivered for conversion to the corporation or any transfer agent for the Series A Preferred Stock or Common Stock, or the Series A Preferred Stock shareholder notifies the corporation that such Series A Preferred Stock certificates have been lost, stolen or destroyed and provides an agreement reasonably acceptable to the corporation to indemnify the corporation from any loss incurred by it in connection therewith. In the case of a conversion pursuant to a Notice of Conversion, if such certificate or certificates are not delivered by the date required under this Section IV(b), the Series A Preferred Stock shareholder shall be entitled, by providing written notice to the corporation at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the corporation shall immediately return the Series A Preferred Stock tendered for conversion.

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The Conversion Price for each share of Series A Preferred Stock in effect on any Conversion Date shall be (i) eighty five percent (85%) of the average closing bid price of the Common Stock over the twenty (20) trading days immediately preceding the date of conversion, (ii) but no less than par value of the Common Stock. For purposes of determining the closing bid price on any day, reference shall be to the closing bid price for a share of Common Stock on such date on the OTC Markets, as reported on Bloomberg, L.P. (or similar organization or agency succeeding to its functions of reporting prices) (the “Per Share Market Value”).

The terms of the various transaction agreements were determined through arm’s length negotiations between the Company’s prior management and Mr. Sikka as part of the negotiations involving the execution of the Share Exchange Agreement. The Series A Preferred Stock Purchase Agreement and the closing of the transaction were approved by the Company and Mr. Sikka independently.

The foregoing description of the Series A Preferred and the Series A Stock Purchase Agreement is qualified in its entirety by reference to the Series A Preferred Certificate of Determination and the Series A Stock Purchase Agreement, copies of which are attached hereto as Exhibit 4.2(a) and 4.2(b) and incorporated into this Item 1.01 by reference.

Changes Resulting from the Share Exchange Agreement and related transaction

The closing of the Share Exchange Agreement occurred on August 3, 2017, and the change of control of TraqIQ occurred on July 19, 2017. Prior to closing of the Share Exchange Agreements, TraqIQ had a total of 824,250 shares of common stock issued and outstanding. On July 14, 2017, we amended our Articles of Incorporation, which among other things, effectuated a 20:1 reverse stock split. Accordingly, our 16,485,000 issued and outstanding no par value common stock was changed to 824,250, $0.0001 par value common stock. As a result of the closing of the Share Exchange Agreements, TraqIQ now has a total of 6,824,250 shares of its common stock issued and outstanding, of which 824,250 shares, or approximately 12.08%, are owned by the previous existing shareholders of TraqIQ, with the balance of 3,000,000 shares, or approximately 43.96%, owned by the previous shareholders of OminiM2M and 3,000,000 shares, or approximately 43.96%, owned by the previous shareholders of Ci2i Services.

Following the closing of the Share Exchange Agreements, TraqIQ will carry on the business of the OmniM2M and Ci2i Services. OmniM2M and Ci2i Services, with their operation primarily located in the State of Washington, are engaged in the software industry, in particular, as described below in Item 1 under Form 10 Information.

Changes to the Board of Directors and Officers

Prior to the closing of the Share Exchange Transactions, there was a change in the officers and directors of TraqIQ. As authorized by the bylaws, on July 19, 2017, the existing director of TraqIQ, Mr. Gary Blum, appointed two (2) additional members to the Board of TraqIQ. Such members were Mr. Ajay Sikka and Mr. Lloyd Spencer. Immediately after their appointment, Mr. Blum resigned from the Board and from all of his officer positions. Concurrently with Mr. Blum’s resignation, Mr. Matondi, resigned as our President. Messer’s. Sikka and Spencer then appointed Mr. Sikka as our President, Chief Executive Officer and Chief Financial Officer and Mr. Spencer as our Vice President and Secretary.

All members of the Board shall hold their respective offices for a term of one year from their respective dates of appointment, or until the election and qualification of their successors, and thereafter to resign as a director of TraqIQ. In accordance with the bylaws, officers are elected by the board of directors and serve at the discretion of the board of directors.

Accounting Treatment

The transactions under the Share Exchange Agreement is being accounted for as a business combination with TraqIQ as the legal acquiror with Ci2i as the accounting acquiror. Consequently, the assets, liabilities and operations of TraqIQ that will be reflected in the pro forma financial statements will be those of Ci2i and OmniM2M to give effect for what the Company would have looked like had the transactions under the Share Exchange Agreement and other agreements had been done at the beginning of the year.

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Tax Treatment and SEC Filer Status: Small Business Issuer

The Share Exchange Agreements are intended to constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), or such other tax-free reorganization exemptions that may be available under the Code. Immediately following the Share Exchange Agreements, our filer status will remain a “smaller reporting company” as defined in Item 10(f)(1) of Regulation S-K, as promulgated by SEC.

Implications of Being an Emerging Growth Company

Since we have less than $1.0 billion in revenue during our last fiscal year, we qualify as an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012, or the JOBS Act. An emerging growth company may take advantage of reduced reporting and other burdens that are otherwise applicable generally to public companies. These provisions include:

●	a requirement to have only two years of audited financial statements and only two years of related Management’s Discussion and Analysis of Financial Condition and Results of Operations disclosure; and

●	an exemption from the auditor attestation requirement in the assessment of our internal control over financial reporting pursuant to the Sarbanes- Oxley Act of 2002.

We may take advantage of these provisions until the end of the fiscal year ending after the fifth anniversary of our initial public offering or such earlier time that we are no longer an emerging growth company, and if we do, the information that we provide to the stockholders may be different than you might get from other public companies in which you hold equity. We would cease to be an emerging growth company if we have more than $1.0 billion in annual revenue, have more than $700 million in market value of our ordinary shares held by non-affiliates, or issue more than $1.0 billion of non-convertible debt over a three-year period. The JOBS Act permits an “emerging growth company” like us to take advantage of an extended transition period to comply with new or revised accounting standards applicable to public companies.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “may increase,” “forecast” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts. Forward-looking statements are based on management’s current expectations or beliefs about the Company’s future plans, expectations and objectives. These forward-looking statements are not historical facts and are subject to risks and uncertainties that could cause the actual results to differ materially from those projected in these forward-looking statements and other risk factors that may be described from time to time in the Company’s filings with the Securities and Exchange Commission. Readers of this release are cautioned not to place undue reliance on forward-looking statements contained herein, which speak only as of the date stated, or if no date is stated, as of the date of this Current Report. The Company undertakes no obligation to publicly update or revise the forward-looking statements contained herein to reflect changed events or circumstances after the date of this release, unless required by law.

FORM 10 INFORMATION

Item 1. Business

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES, PRINCIPALLY IN THE SECTIONS ENTITLED “ITEM 1. BUSINESS,” “ITEM 1A. RISK FACTORS,” AND “ITEM 2. FINANCIAL INFORMATION.” ALL STATEMENTS OTHER THAN STATEMENTS OF HISTORICAL FACT CONTAINED IN THIS CURRENT REPORT ON FORM 8-K, INCLUDING STATEMENTS REGARDING FUTURE EVENTS, OUR FUTURE FINANCIAL PERFORMANCE, BUSINESS STRATEGY AND PLANS AND OBJECTIVES OF MANAGEMENT FOR FUTURE OPERATIONS, ARE FORWARD-LOOKING STATEMENTS. WE HAVE ATTEMPTED TO IDENTIFY FORWARD-LOOKING STATEMENTS BY TERMINOLOGY INCLUDING “ANTICIPATES,” “BELIEVES,” “CAN,” “CONTINUE,” “COULD,” “ESTIMATES,” “EXPECTS,” “INTENDS,” “MAY,” “PLANS,” “POTENTIAL,” “PREDICTS,” “SHOULD” OR “WILL” OR THE NEGATIVE OF THESE TERMS OR OTHER COMPARABLE TERMINOLOGY. ALTHOUGH WE DO NOT MAKE FORWARD-LOOKING STATEMENTS UNLESS WE BELIEVE WE HAVE A REASONABLE BASIS FOR DOING SO, WE CANNOT GUARANTEE THEIR ACCURACY. THESE STATEMENTS ARE ONLY PREDICTIONS AND INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS, INCLUDING THE RISKS OUTLINED UNDER “RISK FACTORS” OR ELSEWHERE IN THIS CURRENT REPORT ON FORM 8-K, WHICH MAY CAUSE OUR OR OUR INDUSTRY’S ACTUAL RESULTS, LEVELS OF ACTIVITY, PERFORMANCE OR ACHIEVEMENTS TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, LEVELS OF ACTIVITY, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY THESE FORWARD-LOOKING STATEMENTS. MOREOVER, WE OPERATE IN A VERY COMPETITIVE AND RAPIDLY CHANGING ENVIRONMENT. NEW RISKS EMERGE FROM TIME TO TIME AND IT IS NOT POSSIBLE FOR US TO PREDICT ALL RISK FACTORS, NOR CAN WE ADDRESS THE IMPACT OF ALL FACTORS ON OUR BUSINESS OR THE EXTENT TO WHICH ANY FACTOR, OR COMBINATION OF FACTORS, MAY CAUSE OUR ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTAINED IN ANY FORWARD-LOOKING STATEMENTS.

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Upon completion of the Share Exchange, TraqIQ, Inc. (“TRAQIQ”, or the “Company”) comprised the business activities of two subsidiary companies: Ci2i Services, Inc. (“CI2I”) and OmniM2M, Inc. (“OMNIM2M”).

OmniM2M, Inc.

The Industrial Internet of Things (“IIoT”) is about the transformation of any physical object into a digital data solution. Once you attach a sensor to it, a physical object (whether a tiny one like a pill that goes through your body, or a very large one like a plane or building) starts functioning a lot like any other digital solution – it emits data about its usage, location and state; it can be tracked, controlled, personalized and upgraded remotely; and, when coupled with all the progress in Big Data and artificial intelligence, the digital solution can become intelligent, predictive, collaborative and in some cases semi-autonomous.

According to Gartner Group, there will be over 21 billion “things” connected to the internet by 2020, or in other words, 3 things per each human being on earth. The Gartner Group reported that the market size for services is expected to be $235 billion in 2016, with the majority coming from business services. Wintergreen Research (2016) more conservatively estimates the commercial IIoT market at $16.3B in 2016 and reaching $185.9B by 2020.

OmniM2M is focused on the IIoT, thereby helping commercial customers increase their return on investment in their facilities.

Applications such as video surveillance, smart meters, digital health monitors and a host of other services are creating new requirements and opportunities for new IIoT devices and solutions.

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OMNIM2M provides bundled solutions of hardware, software, connectivity, applications and analytics to address targeted problems in refrigeration, pest control and tank monitoring. OMNIM2M’s unique solutions can be deployed rapidly and provides considerable Return on Investment (ROI) benefits immediately by saving up to 25% of an employee’s time or meeting of corporate compliance goals). OmniM2M has deployed solutions that are currently being used by several customers with positive results.

OmniM2M Refrigeration Solution

The OmniM2M Refrigeration Solution includes a piece of hardware (the size is about that of a smart phone) that is deployed in the refrigeration units. It has a cellular connection to the OmniM2M software in the cloud. The solution tracks the temperature and alerts the user via email and/or text if there is a change in the temperature. When the health inspector performs its assessment, the customer can simply print or email the data using the Omni reporting feature solution. In addition to monitoring food, the OmniM2M solutions can potentially prevent food poisoning outbreaks by safely monitoring food and equipment to their optimum temperatures.

Customer Pain Points

The typical refrigeration customer (restaurant/meat distributor/catering) frequently has issues with its equipment breaking down, meeting compliance requirements and ensuring product freshness. Aging equipment typically results in significant financial losses when the asset fails. The typical restaurant has a regulatory requirement to log the temperature in its refrigeration units four (4) times per day. This data is compiled manually by employees who check each unit and log the temperature. Since it’s a manual process, there is generally no monitoring performed outside of business hours. Assets tend to fail outside of normal hours when employees are not on location and the issue or failure is not detected.

The Solution

The OmniM2M Refrigeration Solution includes a piece of hardware (the size is about that of a smart phone) that is deployed in the refrigeration units. It has a cellular connection to the OmniM2M software in the cloud. The solution tracks the temperature and alerts the user via email and/or text if there is a change in the temperature. When the health inspector performs its assessment, the customer can simply print or email the data using the Omni reporting feature solution. In addition to monitoring food, the OmniM2M solutions can potentially prevent food poisoning outbreaks by safely monitoring food and equipment to their optimum temperatures.

OmniM2M Pest Control Solution

By installing a small sensor on the pest trap, the OmniM2M Pest Control Solution notifies a control technician when a pest has been caught in a trap. This notification enables the user to check the trap when it has caught the targeted vermin. Our OmniM2M Pest Control Solution also complies with state and federal laws by sending daily status reports of the active traps.

This solution results in a saving of up to 2 hours of employee time per day and reduces driving time on average, by approximately 50 miles per day.

OmniM2M Tank Monitoring Solution

By installing a small sensor in any large tank (that holds liquids), the OmniM2M Tank Monitoring Solution notifies the user electronically when the tank needs to be refilled. This solution saves considerable expense of unplanned truck rolls for refilling the tanks.

By installing a small sensor in any large tank (that holds liquids), the OmniM2M system notifies the user electronically when the tank needs to be refilled. This solution saves considerable expense of unplanned truck rolls for refilling the tanks.

Ci2i Services, Inc.

CI2I was formed about over 15 years ago and has most recently been providing IT consulting solutions, predominantly in the business intelligence and data analytics arenas. The company has been a vendor to Microsoft for over 10 years, and has done work with many Microsoft product and business groups, including Microsoft Azure and Microsoft Media planning. CI2I has worked closely with customers including bConnections, where a wide variety of analytics solutions were built.

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CI2I’s cloud solutions and analytics services comprise software development, program management, project management, and business analytics services.

In 2014, CI2I was invited into the Microsoft Supplier Program (MSP), which was designed to make it convenient for Microsoft business managers to identify and work with a pre-qualified group of suppliers. Over 80% of Microsoft’s annual spend is with MSP suppliers and MSP suppliers account for only 10% of Microsoft’s total active supplier population. In order to qualify for MSP, companies must also be nominated and be a part of the Approved Supplier List.

In 2015, CI2I was invited into Microsoft’s Contractor Hub program, an external staffing program designed to help Microsoft employees identify the right resources for all of their time & materials contractor needs. As a result of participating in Microsoft’s Contract Hub program, CI2I will increase its visibility with many new Microsoft Business Groups who can use CI2I’s time & material based resources, thereby further accelerating CI2I’s revenue growth.

Ci2i made it to the fastest growing list at Inc magazine – multiple times from 2006-2009. This includes being ranked 398 on the US Inc 500 list.

The Competitive Environment

The IIoT marketplace is very fragmented marketplace comprised of a few dozen Fortune 50 companies offering development platforms and networking infrastructure; about 100 Fortune 1000 companies offering a range of products, services and solutions across multiple industry segments; and at least 100 smaller start-up companies and publicly traded companies that offer a small number of products, services and solutions in targeted industry segments.

We believe that OmniM2M will succeed by focusing on a small number of industry segments – such as Transportation, Energy (Oil & Gas), and Resource Management – and by offering data analytics and systems integration services that complement the sale of IIoT devices to enterprise customers.

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Item 1A. Risk Factors

Risk Factors Related to Our Business

An investment in our securities involves a high degree of risk. You should not invest in our securities if you cannot afford to lose your entire investment. In deciding whether you should invest in our securities, you should carefully consider the following information together with all of the other information contained in this Current Report. Any of the following risk factors can cause our business, prospects, financial condition or results of operations to suffer and you to lose all or part of your investment.

General Risks Relating to Our Business, Operations of Financial Condition

We have a limited operating history and are subject to the risks encountered by early-stage companies.

Because our operating company has a limited operating history, you should consider and evaluate our operating prospects in light of the risks and uncertainties frequently encountered by early-stage companies in rapidly evolving markets. For us, these risks include:

● risks that we may not have sufficient capital to achieve our growth strategy;

● risks that we may not develop our product and service offerings in a manner that enables us to be profitable and meet our customers’ requirements;

● risks that our growth strategy may not be successful; and

● risks that fluctuations in our operating results will be significant relative to our revenues.

These risks are described in more detail below. Our future growth will depend substantially on our ability to address these and the other risks described in this section. If we do not successfully address these risks, our business would be significantly harmed.

Our operating losses and working capital deficiency raise substantial doubt about our ability to continue as a going concern. If we do not continue as a going concern, investors could lose their entire investment.

Our operating losses and working capital deficiency raise substantial doubt about our ability to continue as a going concern. If we do not generate revenues, do not achieve profitability and do not have other sources of financing for our business, we may have to curtail or cease our development plans and operations, which could cause investors to lose the entire amount of their investment.

If we are unable to manage our anticipated post-Share Exchange Agreement growth effectively, our business could be adversely affected.

We anticipate that a significant expansion of our operations and addition of operating subsidiaries, including one in the United States, and new personnel will be required in all areas of our operations in order to implement our post-Share Exchange business plan. Our future operating results depend to a large extent on our ability to manage this expansion and growth successfully. For us to continue to manage such growth, we must put in place legal and accounting systems, and implement human resource management and other tools. We have taken preliminary steps to put this structure in place. However, there is no assurance that we will be able to successfully manage this anticipated rapid growth. A failure to manage our growth effectively could materially and adversely affect our ability to market our crowd funding platform in multiple venues.

Increasing competition within our emerging industry could have an impact on our business prospects.

The IIoT market is an emerging industry where new competitors are entering the market frequently. These competing companies may have significantly greater financial and other resources than we have and may have been developing their products and services longer than we have been developing ours. Although we anticipate that our portfolio of products and related revenue stream sources are broad, increasing competition may have a negative impact on our profit margins.

Our business is subject to risks generally associated with fluctuating economic tendencies in the capital markets.

The demand for our products can change over time due to fluctuations in the global and local economies and in the related capital requirements of small and medium-sized enterprises. These fluctuations could negatively impact our future revenue streams.

We may not be able to adequately protect our proprietary technology, and our competitors may be able to offer similar products and services, which would harm our competitive position.

Our success depends in part upon our proprietary technology. We rely primarily on trademark, copyright, service mark and trade secret laws, confidentiality procedures, license agreements and contractual provisions to establish and protect our proprietary rights. Despite these precautions, third parties could copy or otherwise obtain and use our technology without authorization, or develop similar technology independently. We also pursue the registration of our domain names, trademarks, and service marks in the United States. We cannot assure you that the protection of our proprietary rights will be adequate or that our competitors will not independently develop similar technology, duplicate our products and services or design around any intellectual property rights we hold.

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If third parties claim that we infringe their intellectual property, it may result in costly litigation.

We cannot assure you that third parties will not claim our current or future products infringe their intellectual property rights. Any such claims, with or without merit, could cause costly litigation that could consume significant management time. As the number of product and services offerings in the crowd funding market increases and functionalities increasingly overlap, companies such as ours may become increasingly subject to infringement claims. Such claims also might require us to enter into royalty or license agreements. If required, we may not be able to obtain such royalty or license agreements, or obtain them on terms acceptable to us.

We may need additional financing. Any limitation on our ability to obtain such additional financing could have a material adverse effect on our business, financial condition and results of operations.

Although we expect that the proceeds from the Offering will be sufficient to implement our business plan, there can be no assurance that we will not require additional capital. The raising of additional capital could result in dilution to our stockholders. In addition, there is no assurance that we will be able to obtain additional capital if we need it, or that if available, it will be available to us on favorable or reasonable terms. Any limitation on our ability to obtain additional capital as and when needed could have a material adverse effect on our business, financial condition and results of operations.

If we fail to maintain proper and effective internal controls, our ability to produce accurate and timely financial statements could be impaired, which could harm our operating results, our ability to operate our business and investors’ views of us.

Ensuring that we have adequate internal financial and accounting controls and procedures in place so that we can produce accurate financial statements on a timely basis is a costly and time-consuming effort that will need to be evaluated frequently. Section 404 of the Sarbanes-Oxley Act requires public companies to conduct an annual review and evaluation of their internal controls. Our failure to maintain the effectiveness of our internal controls in accordance with the requirements of the Sarbanes-Oxley Act could have a material adverse effect on our business. We could lose investor confidence in the accuracy and completeness of our financial reports, which could have an adverse effect on the price of our common stock. In addition, if our efforts to comply with new or changed laws, regulations, and standards differ from the activities intended by regulatory or governing bodies due to ambiguities related to practice, regulatory authorities may initiate legal proceedings against us and our business may be harmed.

Risks Relating to our Securities

Because the common shares issued under the Share Exchange Agreement will result in a deemed a reverse acquisition, we may not be able to attract the attention of major brokerage firms, which may limit the liquidity of our Common Stock and may make it more difficult for us to raise additional capital in the future.

Additional risks may exist because the Share Exchange will be considered a “reverse acquisition” under accounting and securities regulations. Certain SEC rules are more restrictive when applied to reverse acquisition companies, such as the ability of stockholders to resell their shares of Common Stock pursuant to Rule 144. In addition, securities analysts of major brokerage firms may not provide coverage of our Common Stock following the Share Exchange because there may be little incentive for brokerage firms to recommend the purchase of our Common Stock. As a result, our Common Stock may have limited liquidity and investors may have difficulty selling it. In addition, we cannot assure you that brokerage firms will want to conduct any secondary offerings on our behalf if we seek to raise additional capital in the future. Our inability to raise additional capital may have a material adverse effect on our business.

There is not now, and there may not ever be, an active market for the Company’s Common Stock.

There currently is no public market for our Common Stock. Further, our Common Stock is not currently quoted on the OTC Markets (the “OTC Markets”) trading of our Common Stock has not yet commenced. If and when our stock does begin to trade, such trading may be extremely sporadic. For example, several days may pass before any shares may be traded. As a result, an investor may find it difficult to dispose of, or to obtain accurate quotations of the price of, our Common Stock. Accordingly, investors must assume they may have to bear the economic risk of an investment in our Common Stock for an indefinite period of time. There can be no assurance that a more active market for the Common Stock will develop, or if one should develop, there is no assurance that it will be sustained. This severely limits the liquidity of our Common Stock, and would likely have a material adverse effect on the market price of our Common Stock and on our ability to raise additional capital.

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We cannot assure you that the Common Stock will become liquid or that it will be listed on a securities exchange.

Until our Common Stock is listed on a national securities exchange such as the New York Stock Exchange or the Nasdaq Stock Market, if ever, we expect our Common Stock to remain eligible for quotation on the OTC Markets. In that venue, however, an investor may find it difficult to obtain accurate quotations as to the market value of our Common Stock. In addition, if we fail to meet the criteria set forth in SEC regulations, various requirements would be imposed by law on broker-dealers who sell our securities to persons other than established customers and accredited investors. Consequently, such regulations may deter broker-dealers from recommending or selling our Common Stock, which may further affect the liquidity of the Common Stock. This would also make it more difficult for us to raise capital.

Our Common Stock is subject to the “penny stock” rules of the SEC and the trading market in the securities is limited, which makes transactions in the stock cumbersome and may reduce the value of an investment in the stock.

The SEC has adopted Rule 15g-9 which establishes the definition of a “penny stock,” for the purposes relevant to us, as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require:

●	that a broker or dealer approve a person’s account for transactions in penny stocks; and

●	the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased.

In order to approve a person’s account for transactions in penny stocks, the broker or dealer must:

●	Obtain financial information and investment experience objectives of the person; and

●	make a reasonable determination that the transactions in penny stocks are suitable for that person and the person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.

The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prescribed by the SEC relating to the penny stock market, which, in highlight form sets forth:

●	the basis on which the broker or dealer made the suitability determination; and

●	that the broker or dealer received a signed, written agreement from the investor prior to the transaction.

Generally, brokers may be less willing to execute transactions in securities subject to the “penny stock” rules. This may make it more difficult for investors to dispose of common stock and cause a decline in the market value of stock.

Disclosure also has to be made about the risks of investing in penny stocks in both public offerings and in secondary trading and about the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

The price of our Common Stock may become volatile, which could lead to losses by investors and costly securities litigation.

The trading price of our Common Stock is likely to be highly volatile and could fluctuate in response to factors such as:

● actual or anticipated variations in our operating results;

● announcements of developments by us or our competitors;

● announcements by us or our competitors of significant acquisitions, strategic partnerships, joint ventures or capital commitments;

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● adoption of new accounting standards affecting our Company’s industry;

● additions or departures of key personnel;

● sales of our Common Stock or other securities in the open market; and

● other events or factors, many of which are beyond our control.

The stock market is subject to significant price and volume fluctuations. In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been initiated against the company. Litigation initiated against us, whether or not successful, could result in substantial costs and diversion of our management’s attention and resources, which could harm our business and financial condition.

We do not anticipate dividends to be paid on our Common Stock, and investors may lose the entire amount of their investment.

Cash dividends have never been declared or paid on the Common Stock, and we do not anticipate such a declaration or payment for the foreseeable future. We expect to use future earnings, if any, to fund business growth. Therefore, stockholders will not receive any funds absent a sale of their shares. We cannot assure stockholders of a positive return on their investment when they sell their shares, nor can we assure that stockholders will not lose the entire amount of their investment.

If securities analysts do not initiate coverage or continue to cover our Common Stock or publish unfavorable research or reports about our business, this may have a negative impact on the market price of our common stock.

The trading market for the Common Stock will depend on the research and reports that securities analysts publish about our business and the Company. We do not have any control over these analysts. There is no guarantee that securities analysts will cover the Common Stock. If securities analysts do not cover the Common Stock, the lack of research coverage may adversely affect its market price. If we are covered by securities analysts, and our stock is the subject of an unfavorable report, our stock price and trading volume would likely decline. If one or more of these analysts ceases to cover the Company or fails to publish regular reports on the Company, we could lose visibility in the financial markets, which could cause our stock price or trading volume to decline.

You may experience dilution of your ownership interests because of the future issuance of additional shares of the Common Stock.

In the future, we may issue our authorized but previously unissued equity securities, resulting in the dilution of the ownership interests of our present stockholders and the purchasers of Common Stock offered hereby. We are currently authorized to issue an aggregate of 310,000,000 shares of capital stock consisting of 300,000,000 shares of Common Stock, par value $0.0001, and 10,000,000 shares of preferred stock, par value $0.0001, with preferences and rights to be determined by our Board of Directors. We authorized 50,000 shares of our Preferred Stock as Series A and 50,000 shares are issued and outstanding. As of the closing of the Share Exchange Agreement, there will be 6,824,250 shares of our Common Stock issued and outstanding and 50,000 shares of our Series A Preferred Stock issued and outstanding. We may also issue additional shares of our Common Stock or other securities that are convertible into or exercisable for our Common Stock in connection with hiring or retaining employees, future acquisitions, future sales of its securities for capital raising purposes, or for other business purposes. The future issuance of any such additional shares of our Common Stock may create downward pressure on the trading price of the Common Stock. There can be no assurance that we will not be required to issue additional shares, warrants or other convertible securities in the future in conjunction with any capital raising efforts, including at a price (or exercise prices) below the price at which shares of the Common Stock will be initially quoted on the OTC Markets.

Item 2. Financial Information

Since we are a smaller reporting company, as defined by §229.10(f)(1), we are not required to provide the information required by this Item.

Results of Operations

The following discussion of our financial condition and results of operations should be read in conjunction with our unaudited financial statements for the six months ended June 30, 2017 and 2016, respectively, together with notes thereto, and our audited financial statements for the years ended December 31, 2016 and 2015, respectively, together with notes thereto, which are included in this Current Report on Form 8-K.

11

TraqIQ, Inc., fka Thunderclap Entertainment, Inc.

Six months ended June 30, 2017 compared to the six months ended June 30, 2016

Revenues. We had no revenues for the six months ended June 30, 2017 and 2016.

Operating expenses. Operating expenses include general and administrative expenses, professional fees, and rent expense. In total, operating expenses increased $1,003, or 19.58%, to $6,125 for the six months ended June 30, 2017 from $5,122 for the six months ended June 30, 2016. The components of operating expenses are discussed below.

●	General and administrative expenses decreased by $22, or 2.60%, for the six months ended June 30, 2017 to $825 from $847 for the comparable period in 2016. The decrease between 2017 and 2016 is primarily attributable to the payment of a state tax penalty in 2016.

●	Professional fees increased by $1,025, or 27.89%, to $4,700 for the six months ended June 30, 2017 from $3,675 for the comparable period in 2016. The increase between 2017 and 2016 is attributable to an increase in our accounting fees.

●	Rent expense remained constant at $600 for the six months ended June 30, 2017 compared to the comparable period in 2016. This is attributable to the imputed rent expense that we recognize as additional paid-in capital and not based on actual rent we pay.

Net Loss. Our net loss increased $1,003, or 19.58% to $6,125 for the six months ended June 30, 2017 from $5,122 for the comparable period in 2016. The increase is attributable as discussed above.

Liquidity and Capital Resources. In 2017, we did not issue any shares for capital. For the six months ended June 30, 2017, our majority shareholder loaned us $5,500. We intend to seek additional financing for our working capital, in the form of equity or debt, to provide us with the necessary capital to accomplish our plan of operation. There can be no assurance that we will be successful in our efforts to raise additional capital.

Our total assets are $107 as of June 30, 2017, consisting of $107 in cash. Our working capital deficit was $67,740 as of June 30, 2017.

Our total liabilities are $67,847 as of June 30, 2017, consisting of $67,847 in current liabilities, which is comprised of advances from shareholders of $67,047 and $800 in accrued state income taxes for 2017.

As of June 30, 2017, our total stockholders’ deficit is $67,740 and our accumulated deficit is $228,290.

We had $5,547 in net cash used by operating activities for the six months ended June 30, 2017, which included $6,125 in net loss, which amount was offset by $600 in rent expense and decreased $22 by accounts payable.

We had no cash provided by investing activities in the six months ended June 30, 2017.

We had $5,500 cash provided by financing activities for the six months ended June 30, 2017.

Ci2i Services, Inc.

Six months ended June 30, 2017 compared to the six months ended June 30, 2016

Revenues. Our revenues decreased $132,773, or 99.62%, to $500 for the six months ended June 30, 2017 compared to $133,273 for the comparable period in 2016. The decrease in revenues is due to the Company changing its focus from a contract services business to a tracking and data analytics business, including the development and deployment of IIoT products and solutions.

Operating expenses. Operating expenses include salaries and benefits, consulting expense, rent expense, professional fees, general and administrative expenses and depreciation expense. In total, operating expenses decreased $126,473, or 74.19%, to $43,990 for the six months ended June 30, 2017 compared to $170,463 for the comparable period in 2016. The components of operating expenses are discussed below.

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	June 30, 2017	June 30, 2016	Amount of increase (decrease)
Salaries and benefits	$-	$27,126	$(27,126)
Consulting	5,000	78,282	(73,282)
Rent expense	15,713	33,503	(17,790)
Professional fees	14,250	9,825	4,425
General and administrative expense	9,027	19,309	(10,282)
Depreciation	-	2,418	(2,418)
Total expenses	$43,990	$170,463	$(126,473)

Salaries and benefits decreased $27,126, or 100.00%, to $0 for the six months ended June 30, 2017 compared to $27,126 for the comparable period in 2016. The decrease is due to the Company ending its contract services business in preparation for the Company launching its tracking and data analytics business.

Consulting expenses decreased $73,282, or 93.61%, to 5,000 for the six months ended June 30, 2017 compared to $78,282 for the comparable period in 2016. The decrease is due to the Company ending its contract services business.

Rent expense decreased $17,790, or 53.10%, to $15,713 for the six months ended June 30, 2016 compared to $33,503 for the comparable period in 2016. The decrease is due to the Company’s expiration of its lease and downsizing its office space until it launches the tracking and data analytics business.

Professional fees increased $4,425, or 45.04%, to $14,250 for the six months ended June 30, 2017 compared to $9,825 for the comparable period in 2016. The increase is due to an increase in legal and accounting expenses associated with the share exchange transaction.

General and administrative expenses decreased $10,282, or 53.25%, to $9,027 for the six months ended June 30, 2017 compared to $19,309 for the comparable period in 2016. The decrease is primarily due to a decrease in administrative staff required to support the business during its transition from a contract services business to a tracking and data analytics business.

Depreciation expense decreased $2,418, or 100.00%, to $0 for the six months ended June 30, 2017 compared to $2,418 for the comparable period in 2016. The decrease is due to reduction in the Company’s fixed assets due to their sale or retirement in 2016.

Net loss before other income (expense). Our net loss before other income (expense) increased $6,300, or 16.94%, to $43,490 for the six months ended June 30, 2017 compared to $37,190 for the comparable period in 2016. The increase is attributable to the operating expenses discussed above.

Other Income (expense)

Gain on sale of fixed assets decreased $5,945, or 100%, to $0 for the six months ended June 30, 2017 compared to $5,945 for the comparable period in 2016. The decrease is due to a one time sale of one time sale of furniture and office equipment in 2016.

Rental income decreased $6,315, or 35.08%, to $11,685 for the six months ended June 30, 2017 compared to $18,000 for the comparable period in 2016. The rental income was from subleasing the old office. The decrease is due to the expiration of the Company’s office lease in April 2017, which resulted in a reduction of sublease income.

Interest expense increased $4,334, or 23.51%, to $22,796 for the six months ended June 30, 2017 compared to $18,435 for the comparable period in 2016. The increase is due to due to an increase in debt.

Net loss. Our net loss increased by $22,894, or 72.27%, to $54,574 for the six months ended June 30, 2017 compared to a net loss of $31,680 for the comparable period in 2016. The increase in net loss is due to the components discussed above.

Liquidity and Capital Resources. For the six months ended June 30, 2017, we received $38,864 from the proceeds of long-term debt from related parties. We intend to seek additional financing for our working capital, in the form of equity or debt, to provide us with the necessary capital to accomplish our plan of operation. There can be no assurance that we will be successful in our efforts to raise additional capital.

Our total assets are $3,210 as of June 30, 2017, consisting of $3,210 in cash.

Our working capital deficit was $442,785 as of June 30, 2017.

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Our total liabilities are $445,995 as of June 30, 2017, which consist of $54,000 in a note payable to the bank, $243,162 in the current portion of long-term debt due to related parties and $148,833 in accounts payable and accrued liabilities.

As of June 30, 2017, our total stockholders’ deficit was $487,785 and our accumulated deficit was $492,275.

We had $8,730 in net cash used in operating activities for the six months ended June 30, 2017, which included $54,574 in net loss, which amount was decreased by $3,668 in prepaid expenses and $42,176 in accounts payable and accrued expenses.

We had no cash provided by investing activities for the six months ended June 30, 2017.

We had $5,998 in cash provided by financing activities for the six months ended June 30, 2017, which was due to $38,864 in proceeds from long-term debt – related parties, net, which was offset by $21,000 in repayments to note payable –bank and $11,866 in repayments to long-term debt, net.

OmniM2M, Inc.

Six months ended June 30, 2017 compared to the six months ended June 30, 2016

Revenues. Our revenues decreased $25,64, or 68.61%, to $11,742 for the six months ended June 30, 2017 compared to $37,406 for the comparable period in 2016. The decrease in revenues is due to the Company changing its focus from a contract services business to a tracking and data analytics business, including the development and deployment of IIoT products and solutions.

Operating expenses. Operating expenses include salaries and benefits, consulting expense, research and development, rent expense, professional fees, general and administrative expenses and depreciation expense. In total, operating expenses decreased $179,935, or 85.93%, to $29,472 for the six months ended June 30, 2017 compared to $209,407 for the comparable period in 2016. The components of operating expenses are discussed below.

	June 30, 2017	June 30, 2016	Amount of increase (decrease)
Salaries and benefits	$185	$49,651	$(49,466)
Consulting	-	6,600	(6,600)
Research and development	525	89,097	(88,572)
Rent expense	-	18,000	(18,000)
Professional fees	26,800	19,704	7,096
General and administrative expense	555	22,993	(22,438)
Depreciation	1,407	3,362	(1,955)
Total expenses	$29,472	$209,407	$(179,935)

Salaries and benefits decreased $49,466, or 99.63%, to $185 for the six months ended June 30, 2017 compared to $49,651 for the comparable period in 2016. The decrease is due to the Company ending its contract services business in preparation for the Company launching its tracking and data analytics business.

Consulting expenses decreased $6,600, or 100.00%, to $0 for the six months ended June 30, 2017 compared to $6,600 for the comparable period in 2016. The decrease is due to the Company ending its contract services business.

Research and development expense decreased $88,572, or 99.41%, to $525 for the six months ended June 30, 2017 compared to $89,097 for the comparable period in 2016. The decrease is due to the Company reducing its research and development staff due to the Company’s plan to hire research and development staff with different skills.

Rent expense decreased $18,000, or 100.00%, to $0 for the six months ended June 30, 2016 compared to $18,000 for the comparable period in 2016. The decrease is due to the Company’s expiration of its lease and downsizing its office space until it launches the tracking and data analytics business.

Professional fees increased $7,096, or 36.01%, to $26,800 for the six months ended June 30, 2017 compared to $19,704 for the comparable period in 2016. The increase is due to an increase in legal and accounting expenses associated with the share exchange transaction.

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General and administrative expenses decreased $22,438, or 97.59%, to $555 for the six months ended June 30, 2017 compared to $22,993 for the comparable period in 2016. The decrease is primarily due to a decrease in administrative staff required to support the business during its transition from a contract services business to a tracking and data analytics business.

Depreciation expense decreased $1,955, or 58.15%, to $1,407 for the six months ended June 30, 2017 compared to $3,362 for the comparable period in 2016. The decrease is due to reduction in the Company’s fixed assets due to their sale or retirement in 2016.

Net loss before other income (expense). Our net loss before other income (expense) decreased $154,271, or 89.69%, to $17,730 for the six months ended June 30, 2017 compared to $172,001 for the comparable period in 2016. The decrease is attributable to the operating expenses discussed above.

Other Income (expense)

Interest expense decreased $3,605, or 17.25%, to $17,299 for the six months ended June 30, 2017 compared to $20,904 for the comparable period in 2016. The decrease is due to due to a decrease in debt.

Net loss. Our net loss decreased by $157,876, or 81.84%, to $35,029 for the six months ended June 30, 2017 compared to a net loss of $192,905 for the comparable period in 2016. The decrease in net loss is due to the components discussed above.

Liquidity and Capital Resources. For the six months ended June 30, 2017, we received $21,050 from the proceeds of long-term debt from related parties. We intend to seek additional financing for our working capital, in the form of equity or debt, to provide us with the necessary capital to accomplish our plan of operation. There can be no assurance that we will be successful in our efforts to raise additional capital.

Our total assets are $23,683 as of June 30, 2017, consisting of $850 in cash, $4,115 in accounts receivable and $18,718 in prepaid expenses and other assets.

Our working capital deficit was $319,933 as of June 30, 2017.

Our total liabilities are $346,616 as of June 30, 2017, which consist of $238,403 in the current portion of long-term debt due to related parties and $105,213 in accounts payable and accrued expenses.

As of June 30, 2017, our total stockholders’ deficit was $319,433 and our accumulated deficit was $1,502,745.

We had $21,284 in net cash used in operating activities for the six months ended June 30, 2017, which included $35,029 in net loss, which amount was decreased by $1,407 in depreciation and $16,453 in prepaid expenses and increased by $4,115 in accounts receivable.

We had no cash provided by investing activities for the six months ended June 30, 2017.

We had $21,050 in cash provided by financing activities for the six months ended June 30, 2017, which was due to $21,050 in proceeds from long-term debt – related parties, net.

TraqIQ, Inc., fka Thunderclap Entertainment, Inc.

Year ended December 31, 2016 compared to the year ended December 31, 2015

Revenues. We had no revenues for the years ended December 31, 2016 and 2015.

Operating expenses. Operating expenses include general and administrative expenses, professional fees and rent expense. In total, operating expenses increased $75, or 0.87%, to $8,690 for the year ended December 31, 2016 from $8,615 for the year ended December 31, 2015. The components of operating expenses are discussed below.

General and administrative expenses increased by $1,535 , or 852.78%, to $1,715 for the year ended December 31, 2016 from $180 for the comparable period in 2015. The increase is attributable to the $846 payment of 2015 state income taxes and the $822 accrual of state income taxes for 2016 offset by a $180 reduction in bank fees.

Professional fees decreased $1,460, or 20.18%, to $5,775 for the year ended December 31, 2016 from $7,235 for the comparable period in 2015. This decrease was primarily attributable to the decrease in our accounting fees.

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Rent expense remained constant at $1,200 for the year ended December 31, 2016 and for the comparable period in 2015. This is due to the imputed rent expense of $100 per month in both years.

Other Income. Other income decreased by $2,625, or 100%, to $0 for the year ended December 31, 2016 compared to $2,650 for the comparable period in 2015. The decrease in other income is a result of a one-time write-off of $2,625 in accounts payable in 2015.

Net Loss. Our net loss increased $2,700, or 45.14% to $8,690 for the year ended December 31, 2016 from $5,990 for the comparable period in 2015. The increase is primarily attributable to categories discussed above.

Liquidity and Capital Resources. In 2016 and 2015, we did not issue any shares for capital but our majority shareholders advanced us $6,699 for working capital.

Our total assets are $154 and $123 as of December 31, 2016 and 2015, respectively, consisting of $154 and $123 in cash. Our working capital deficit was $62,215 as of December 31, 2016.

Our total liabilities as of December 31, 2016 and 2015 are $62,369 and $54,848, respectively. They consist of $62,369 and $54,848 in current liabilities, which includes $822 and $0, respectively of income taxes payable and of $61,547 and $54,848, respectively in advances from shareholders.

Our total stockholders’ deficit as of December 31, 2016 and 2015 is $62,215 and $54,725, respectively and our accumulated deficit as of December 31, 2015 is $222,165.

We used $6,668 and $7,645 in cash from operating activities for the year ended December 31, 2016 and 2015, respectively.

We had no cash provided by investing activities in the year ended December 31, 2016 or 2015, respectively.

We had $6,699 and $7,617 in cash provided by financing activities for the year ended December 31, 2016 and 2015, respectively.

Ci2i Services, Inc.

Year ended December 31, 2016 compared to the year ended December 31, 2015

Revenues. Our revenues decreased $791,610, or 78.38%, to $218,837 for the year ended December 31, 2016 compared to $1,099,997 for the comparable period in 2015. The decrease in revenues is due to the Company changing its focus from a contract services business to a tracking and data analytics business, including the development and deployment of IIoT products and solutions.

Operating expenses. Operating expenses include salaries and benefits, consulting expense, research and development, rent expense, professional fees, general and administrative expenses and depreciation expense. In total, operating expenses decreased $809,037, or 77.90%, to $229,516 for the year ended December 31, 2016 compared to $1,038,553 for the comparable period in 2015. The components of operating expenses are discussed below.

	December 31,2016	December 31, 2015	Amount of increase (decrease)
Salaries and benefits	$27,191	$471,351	$(444,160)
Consulting	86,959	380,194	(293,235)
Rent expense	55,726	52,384	3,342
Professional fees	19,071	28,399	(9,328)
General and administrative expense	38,151	104,612	(66,461)
Depreciation	2,418	1,613	(805)
Total expenses	$229,516	$1,038,553	$(809,037)

Salaries and benefits decreased $444,160, or 94.23%, to $27,191 for the year ended December 31, 2016 compared to $471,351 for the comparable period in 2015. The decrease is due to the Company ending its contract services business in preparation for the Company launching its tracking and data analytics business.

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Consulting expenses decreased $293,235, or 77.13%, to $86,959 for the year ended December 31, 2016 compared to $380,194 for the comparable period in 2015. The decrease is due to the Company ending its contract services business.

Rent expense increased $3,342, or 6.38%, to $55,726 for the year ended December 31, 2016 compared to $52,384 for the comparable period in 2015. The decrease is due to the Company’s expiration of its lease and downsizing its office space until it launches the tracking and data analytics business.

Professional fees decreased $9,328, or 32.85%, to $19,071 for the year ended December 31, 2016 compared to $28,399 for the comparable period in 2015. The decrease is due to a decrease in operational accounting and legal services required to support the business during its transition.

General and administrative expenses decreased $66,461, or 63.53%, to $38,151 for the year ended December 31, 2016 compared to $104,612 for the comparable period in 2015. The decrease is primarily due to a decrease in administrative staff required to support the business during its transition.

Depreciation expense decreased $805, or 49.91%, to $2,418 for the year ended December 31, 2016 compared to $1,613 for the comparable period in 2015. The decrease is due to a reduction in fixed assets, which were either sold or retired in 2016.

Net loss before other income (expense). Our net loss before other income (expense) decreased $17,427, or 61.03%, to $11,129 for the year ended December 31, 2016 compared to $28,556 for the comparable period in 2015. The decrease is attributable to the operating expenses discussed above.

Other Income (expense)

Gain on sale of fixed assets increased $5,945 to $5,945 for the year ended December 31, 2016 compared to $0 for the comparable period in 2015. The increase is due to a one time sale of furniture and office equipment.

Rental income increased 13,160, or 36.56%, to $49,160 for the year ended December 31, 2016 compared to $36,000 for the comparable period in 2015. The increase is due to a sublease of a portion of our office space.

Interest expense decreased $37,978, or 42.80%, to $50,747 for the year ended December 31, 2016 compared to $88,725 for the comparable period in 2015. The decrease is due to conversion of some of the Company’s debt to equity.

Net loss. Our net loss decreased by $74,510, or 91.67%, to $6,771 for the year ended December 31, 2016 compared to a net loss of $81,281 for the comparable period in 2015. The decrease in net loss is due to the components discussed above.

Liquidity and Capital Resources. For the year ended December 31, 2016, we received $81,811 from the proceeds of long-term debt from related parties. We intend to seek additional financing for our working capital, in the form of equity or debt, to provide us with the necessary capital to accomplish our plan of operation. There can be no assurance that we will be successful in our efforts to raise additional capital.

Our total assets are $9,610 as of December 31, 2016, consisting of $5,942 in cash and $3,668 in prepaid expenses and other current assets.

Our working capital deficit was $433,211 as of December 31, 2016.

Our total liabilities are $442,821 as of December 31, 2016, which consist of $75,000 in a note payable to the bank, $249,298 in the current portion of long-term debt due to related parties, $11,866 in current portion of long-term debt and $106,657 in accounts payable and accrued expenses.

As of December 31, 2016, our total stockholders’ deficit was $433,211 and our accumulated deficit was $437,701.

We had $8,841 in net cash used in operating activities for the year ended December 31, 2016, which included $6,771 in net loss, which amount was decreased by $2,418 in depreciation expense, and $39,326 in accounts receivable and then increased by $5,945 in the gain on sale of fixed assets, $15,000 in deferred revenue and $19,869 in accounts payable and accrued expenses.

We had $5,945 in cash provided by investing activities from the sale of fixed asset for the year ended December 31, 2016.

We had $1,230 in cash used in financing activities for the year ended December 31, 2016, which was due to $81,811 in proceeds from long-term debt – related parties, net, which was offset by $83,041 in repayments of long-term debt, net.

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OmniM2M, Inc.

Year ended December 31, 2016 compared to the year ended December 31, 2015

Revenues. Our revenues increased $35,890, or 222.60%, to $52,013 for the year ended December 31, 2016 compared to $16,123 for the comparable period in 2015. The increase in revenues is due to OmniM2M launching its pest control IIoT solution with a new early adopter customer..

Operating expenses. Operating expenses include salaries and benefits, consulting expense, research and development, rent expense, professional fees, general and administrative expenses and depreciation expense. In total, operating expenses decreased $664,972, or 73.53%, to $239,398 for the year ended December 31, 2016 compared to $904,370 for the comparable period in 2015. The components of operating expenses are discussed below.

	December 31, 2016	December 31, 2015	Amount of increase (decrease)
Salaries and benefits	$50,563	$435,557	$(402,994)
Consulting	6,825	81,292	(74,467)
Research and development	66,570	193,098	(126,528)
Rent expense	18,000	36,000	(18,000)
Professional fees	27,934	25,629	2,305
General and administrative expense	62,783	105,618	(42,835)
Depreciation	6,723	9,176	(2,453)
Total expenses	$239,398	$904,370	$(664,972)

Salaries and benefits decreased $402,994, or 88.85%, to $50,563 for the year ended December 31, 2016 compared to $453,557 for the comparable period in 2015. The decrease is due to the Company ending its contract services business in preparation for the Company launching its tracking and data analytics business.

Consulting expenses decreased $74,467, or 91.62%, to $6,825 for the year ended December 31, 2016 compared to $81,292 for the comparable period in 2015. The decrease is due to the Company ending its contract services business.

Research and development expense decreased $126,528, or 65.53%, to $66,570 for the year ended December 31, 2016 compared to $193,098 for the comparable period in 2015. The decrease is due to a reduction in research and development expenses related to the OmniM2M product platform since the product was working well and did not need any more expenditures.

Rent expense increased $18,000, or 50.00%, to $18,000 for the year ended December 31, 2016 compared to $36,000 for the comparable period in 2015. The decrease is due to the Company’s expiration of its lease and downsizing its office space until it launches the tracking and data analytics business.

Professional fees increased $2,305, or 8.99%, to $27,934 for the year ended December 31, 2016 compared to $25,629 for the comparable period in 2015. The increase is due to an increase in operational accounting and legal services required to support the business during its transition.

General and administrative expenses decreased $42,835, or 40.56%, to $62,783 for the year ended December 31, 2016 compared to $105,618 for the comparable period in 2015. The decrease is primarily due to a decrease in administrative staff required to support the business during its transition.

Depreciation expense decreased $2,453, or 26.73%, to $6,723 for the year ended December 31, 2016 compared to $9,176 for the comparable period in 2015. The decrease is due to a reduction in fixed assets, which were either sold or retired in 2016.

Net loss before other income (expense). Our net loss before other income (expense) decreased $700,862, or 78.90%, to $187,385 for the year ended December 31, 2016 compared to $888,247 for the comparable period in 2015. The decrease is attributable to the operating expenses discussed above.

Other Income (expense)

Interest expense increased $923, or 3.33%, to $28,632 for the year ended December 31, 2016 compared to $27,709 for the comparable period in 2015. The increase is a slight increase in borrowings.

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Net loss. Our net loss decreased by $699,939, or 76.42%, to $216,017 for the year ended December 31, 2016 compared to a net loss of $915,956 for the comparable period in 2015. The decrease in net loss is due to the components discussed above.

Liquidity and Capital Resources. For the year ended December 31, 2016, received $184,409 in proceeds of long-term debt from related parties, net and $15,000 from the sale of stock/units. We intend to seek additional financing for our working capital, in the form of equity or debt, to provide us with the necessary capital to accomplish our plan of operation. There can be no assurance that we will be successful in our efforts to raise additional capital.

Our total assets are $34,300 as of December 31, 2016, consisting of $1,084 in cash and $31,309 in prepaid expenses and other current assets and $1,907 in fixed assets.

Our working capital deficit was $286,311 as of December 31, 2016.

Our total liabilities are $318,704 as of December 31, 2016, which consists of $229,944 in the current portion of long-term debt due to related parties and $88,760 in accounts payable and accrued expenses.

As of December 31, 2016, our total stockholders’ deficit was $284,404 and our accumulated deficit was $1,467,716.

We had $199,651 in net cash used in operating activities for the year ended December 31, 2016, which included $216,017 in net loss, which amount was decreased by $6,723 in depreciation expense, $450 in accounts receivable, $39,702 in accounts payable and accrued expenses and then increased by $30,509 in prepaid expenses.

We had no cash provided by investing activities for the year ended December 31, 2016.

We had $199,409 in cash provided by financing activities for the year ended December 31, 2016, which was due to $184,409 in proceeds from long-term debt – related parties, net and $15,000 from the proceeds of stock/unit sales.

The Company has no current plans for the purchase or sale of any plant or equipment.

The Company has no current plans to make any changes in the number of employees.

Income Tax Expense (Benefit)

The Company has a prospective income tax benefit resulting from a net operating loss carry forward and startup costs that may offset any future operating profit.

Impact of Inflation

The Company believes that inflation has had a negligible effect on operations over the past quarter.

Capital Expenditures

The Company expended no amounts on capital expenditures for the six months ended June 30, 2017.

Off Balance Sheet Arrangements

At June 30, 2017 and December 31, 2016 there are no obligations that would qualify as off-balance sheet arrangements.

Item 3. Properties

We do not own any property. We previously leased an office from a third party at 201 Santa Monica Blvd., Suite 300, Santa Monica, California 90401-2224, the location of our business from inception. Our principal shareholder and legal counsel also uses this location. Commencing April 1, 2011 until August 3, 2017, our majority shareholder and legal counsel provided us with office space, on a month-to-month basis, for no charge. The estimated cost of the space was $200 per month from January 2013 to May 2013 and $100 per month from June 2013 to July 31, 2017. For the six months ended June 30, 2017, and for the years ended December 31, 2016 and 2015, we recorded imputed rent expense of 600, $1,200 and $1,200, respectively.

As of August 1, 2017, we are in the process of identifying a new location for office space.

Our main corporate mailing address is 14205 S.E. 36th St., Suite 100, Bellevue, WA 98006.

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Item 4. Security Ownership of Certain Beneficial Owners and Management

The following tables set forth certain information regarding the ownership of our common stock as of August 24, 2017 (after giving effect to the Share Exchange Transaction), by:

●	each director;
●	each person known by us to own beneficially 5% or more of our Common Stock;
●	each officer named in the summary compensation table elsewhere in this Current Report on Form 8-K; and
●	all directors and executive officers as a group.

The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days. Under these rules more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest. The percentages of common stock beneficially owned are calculated on the basis of 8,824,250 total common shares issued and outstanding after giving effect to the Share Exchange Agreement and the percentage of Series A Preferred Stock is based on the 50,000 shares issued and outstanding.

Unless otherwise indicated below, to the best of our knowledge each beneficial owner named in the table has sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class

Preferred A Stock	Ajay Sikka(1) 14205 S.E. 36th St., Suite 100 Bellevue, WA 98006	50,000	100.00%

Common Stock	Ajay Sikka 14205 S.E. 36th St., Suite 100 Bellevue, WA 98006	3,788,596	55.52%

Common Stock	Lloyd T. Spencer 14205 S.E. 36th St., Suite 100 Bellevue, WA 98006	0	0.00%

Common Stock	All Officers and Directors as a Group (2 persons)	3,788,596	55.52%

Preferred Stock	All Officers and Directors as a Group (2 persons)	50,000	100.00%

5% or Greater
Common Stock	Vira Sikka 14205 S.E. 36th St., Suite 100 Bellevue, WA 98006	816,103	11.96%

Common Stock	Ajay Sikka 14205 S.E. 36th St., Suite 100 Bellevue, WA 98006	3,788,596	55.52%
		4,604,699	67.48%
Preferred Stock	Ajay Sikka 14205 S.E. 36th St., Suite 100 Bellevue, WA 98006	50,000	100.00%

 1 Ajay Sikka is our controlling shareholder. Under the terms of the Series A Preferred Stock, he is entitled to 50,000 votes of common stock for each share of Series A Preferred Stock, thereby effectively giving him, in addition to his 3,788,596 common share votes, an additional 2,500,000,000 common share votes.

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Changes in Control

Except for matters described in this Current Report regarding the Share Exchange Agreement and our Series A Preferred Stock, we are unaware of any contract or other arrangement or provisions of our Articles or Bylaws the operation of which may at a subsequent date result in a change of control of us. There are not any provisions in our Articles or Bylaws, the operation of which would delay, defer, or prevent a change in control of us.

Item 5. Directors and Executive Officers

The following persons are our executive officers and directors as of July 19, 2017 and hold the positions set forth opposite their respective names. The members of the Board of Directors serve until the next annual meeting and a successor is appointed and qualified, or until resignation or removal.

Name	Age	Position	Date of Appointment
Ajay Sikka	50	Chairman of the Board, Director, Chief Executive Officer, President & Chief Financial Officer	July 19, 2017
Lloyd T. Spencer	61	Vice President & Secretary	July 19, 2017

Business Experience

The following is a brief description of the business experience of our executive officers and directors:

Ajay Sikka, Chairman and Director, President and Chief Financial Officer

Ajay Sikka, age 50, was appointed to our Board as its Chairman the Board appointed him as our Chief Executive Officer, President, Chief Financial and Accounting Officer on July 19, 2017. From May 2014 to the present, Mr. Sikka has served as Chief Executive Officer of OmniM2M, Inc., an IIoT hardware, software and services company. From March 2011 to the present, Mr. Sikka has also served as Chief Executive Officer of Ci2i Services, Inc., an IIoT analytics and marketing company that is focused on providing services and support to enterprise customers, including Microsoft, Staples, Accenture, and Pactera. From April 2004 to Feb 2011, Mr. Sikka served as Senior Director at Microsoft Corp. in Redmond, Washington, where he worked in multiple teams, including Law & Corporate affairs, Central IT, and Business Strategy. He also managed Microsoft’s CloudCRM team that provided Customer Relationship Management (CRM) services within Microsoft. From April 2000 to March 2004, Mr. Sikka served as Chief Executive Officer of IndiaHQ Solutions, Inc., a content provider (Websites, newspapers, Yellow pages) for the South Asian community. That company was sold in 2004. From April 1996 to April 2000, Mr. Sikka served as Group Manager at Microsoft Corp. in Redmond, Washington where he drove Microsoft’s internet business and content management initiatives with telecommunications and Internet service providers. He arrived at Microsoft subsequent to Microsoft’s purchase of Vermeer, that made the FrontPage product. Mr. Sikka is an active angel investor and board of director member for startup companies and new ventures in the Seattle area.

Lloyd T. Spencer, Vice President & Secretary

Lloyd Spencer, age 61, is a member of our Board and was appointed to our Board and as our Vice President and Secretary on July 19, 2017. From September 20, 2007 to the present, Mr. Spencer has also served as President and CEO of Open Road Shipping, Inc., formerly known as CoroWare, whose business is currently in a state of transition. From October 2004 to June 2006, Mr. Spencer was a co-founder and President of CoroWare, Inc., a Washington State private company that was acquired by Innova Holdings, Inc., which is now known as Open Road Shipping, Inc. From July 2006 until present, Mr. Spencer has served in multiple position in CoreWare, Inc. From June 2002 to September 2004, Mr. Spencer was Vice President of Sales at Planet Technologies, a systems integration company based in Germantown, MD. From November 1996 to August 2001, Mr. Spencer was Solutions Unit Manager and Group Product Manager at Microsoft in Redmond, Washington. Prior to Microsoft, Mr. Spencer served as Assistant Vice-President and Business Unit Manager at Newbridge Networks; and Product Line Manager at Sun Microsystems. Mr. Spencer began his career as a software development engineer at Hewlett-Packard Corporation in Cupertino, California. Mr. Spencer received his Bachelor’s degree from Cornell University in 1980 with a major in Biology and Animal Science and with an emphasis in Immunogenetics.

21

Involvement in Certain Legal Proceedings

Except as set forth in the director and officer biographies above, to the Company’s knowledge, during the past ten (10) years, none of the Company’s directors, executive officers, promoters, control persons, or nominees has been:

●	the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;
●	convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
●	subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or
●	found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law.

Committees of the Board of Directors

Our Board of Directors has no committees. We do not have a standing nominating, compensation or audit committee.

Corporate Governance

Board Independence

We currently have two directors serving on our board of directors. Our Board of Directors has adopted the definition of “independence” as described in NASDAQ Rules 4200 and 4350. Independent directors would not include anyone who, within the past three years, be employed by us or any of our parent or subsidiary or any of their family members; or any director who is, or who has a family member who is, a controlling shareholder. Our board of directors has determined that no directors meet the independence requirements. We may obtain independent directors in the future but there is no assurance that we will do so.

Code of Business Conduct and Ethics

In September 30, 2009, we adopted a Code of Ethics and Business Conduct which is applicable to our employees and which also includes a Code of Ethics for our chief executive and principal financial officers and any persons performing similar functions. A code of ethics is a written standard designed to deter wrongdoing and to promote:

●	honest and ethical conduct,

●	full, fair, accurate, timely and understandable disclosure in regulatory filings and public statements,

●	compliance with applicable laws, rules and regulations,

●	the prompt reporting violation of the code, and

●	accountability for adherence to the code.

A copy of our Code of Business Conduct and Ethics has been filed with the Securities and Exchange Commission as Exhibit 14.1 to our registration statement, which is incorporated herein. We will provide a copy of the Code of Ethics to any person without charge, upon request. The request for a copy can be made in writing to TraqIQ, Inc., 14205 S.E. 36th St., Suite 100, Bellevue, WA 98006, Attention: Ajay Sikka, CEO.

Item 6. Executive Compensation

None of our executive officers have received any compensation for the last two fiscal years.

Stock Incentive Plan

We currently do not have any stock incentive plans with any of our executive officers or employees.

Employment Agreements

We currently do not have any employment agreements with any of our executive officers.

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Director Compensation

We have not adopted compensation arrangements for members of our board of directors.

Directors’ and Officers’ Liability Insurance

The Company may obtain directors’ and officers’ liability insurance insuring its directors and officers against liability for acts or omissions in their capacities as directors or officers in the near future, subject to certain exclusions. Such insurance also insures the Company against losses which we may incur in indemnifying our officers and directors.

Item 7. Certain Relationships and Related Transactions, and Director Independence

Certain Relationships and Related Party Transactions

Except as described below, during the quarter ended June 30, 2017 and the past two years, there have been no transactions, whether directly or indirectly, between Donald P. Hateley or Ajay Sikka and any of our officers, directors or their family members.

The details for amount due from / to related parties were as follows:

	June 30, 2017	2016	2015
December 31,	(unaudited)	(audited)	(audited)
Amount due from related parties:
Donald P. Hateley(1)	$55,047	$49,547	$44,848
Alena Borisova(2)	12,000	12,000	12,000
Ajay Sikka(2)	481,565	478,242	212,535
Total	$548,612	$539,789	$269,383

(1)	The amount due Donald P. Hateley was for advances he made to TraqIQ, Inc., fka Thunderclap Entertainment, Inc., for working capital, which was unsecured and did not carry an interest rate or repayment terms. On July 19, 2017, we exchanged his related party advances for the Note as set forth in Item 1.01 herein.
(2)	The amount due Alena Borisova was for a one time advance she made to TraqIQ, Inc., fka Thunderclap Entertainment, Inc., for working capital, which was unsecured and did not carry an interest rate or repayment terms. On July 19, 2017, we exchanged her related party advance for the Note as set forth in Item 1.01 herein.
(3)	The amounts due Ajay Sikka are unsecured, interest free and repayable on demand.

Item 8. Legal Proceedings

None.

Item 9. Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information

There is no established public market for our common stock, and a public market may never develop. We are seeking a market maker to file an application with FINRA to be able to quote the shares of our common stock on the OTC Markets, which is overseen by FINRA commencing in the third quarter of 2017. There can be no assurance as to whether we will identify a market marker that will be willing to file an application and, if we identify one and it agrees to file an application, whether such market maker’s application will be accepted by FINRA. We cannot estimate the time that will be required for the application process. Even if our common stock were quoted in a market, there may never be substantial activity in such market. If there is substantial activity, such activity may not be maintained, and no prediction can be made as to what prices may prevail in such market.

If we become able to have our shares of common stock quoted on the OTC MARKETS, we will then try, through a broker-dealer and its clearing firm, to become eligible with the DTC to permit our shares to trade electronically. If an issuer is not “DTC-eligible,” then its shares cannot be electronically transferred between brokerage accounts, which, based on the realities of the marketplace as it exists today (especially the OTC MARKETS), means that shares of a company will not be traded (technically the shares can be traded manually between accounts, but this takes days and is not a realistic option for companies relying on broker dealers for stock transactions - like all the companies on the OTC MARKETS). What this means is that while DTC-eligibility is not a requirement to trade on the OTC MARKETS, it is a necessity to process trades on the OTC MARKETS if a company’s stock is going to trade with any volume. There are no assurances that our shares will ever become DTC-eligible or, if they do, how long it will take.

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Except for our convertible note, we do not have any common equity subject to outstanding options or warrants to purchase or securities convertible into our common equity. In general, under Rule 144, a holder of restricted common shares who is an affiliate at the time of the sale or any time during the three months preceding the sale can resell shares, subject to the restrictions described below.

If we have been a public reporting company under the Exchange Act for at least 90 days immediately before the sale, then at least six months must have elapsed since the shares were acquired from us or one of our affiliates, and we must remain current in our filings for an additional period of six months; in all other cases, at least one year must have elapsed since the shares were acquired from us or one of our affiliates.

The number of shares sold by such person within any three-month period cannot exceed the greater of:

●	1% of the total number of our common shares then outstanding; or

●	The average weekly trading volume of our common shares during the four calendar weeks preceding the date on which notice on Form 144 with respect to the sale is filed with the SEC (or, if Form 144 is not required to be filed, the four calendar weeks preceding the date the selling broker receives the sell order) This condition is not currently available to the Company because its securities do not trade on a recognized exchange.

Conditions relating to the manner of sale, notice requirements (filing of Form 144 with the SEC) and the availability of public information about us must also be satisfied.

6,824,250 of the presently outstanding shares of our common stock are “restricted securities” as defined under Rule 144 promulgated under the Securities Act and may only be sold pursuant to an effective registration statement or an exemption from registration, if available. The SEC has adopted final rules amending Rule 144, which have become effective on February 15, 2008. Pursuant to the new Rule 144, one year must elapse from the time a “shell company,” as defined in Rule 405 of the Securities Act and Rule 12b-2 of the Exchange Act, ceases to be a “shell company” and files a Form 8-K addressing Item 5.06 with such information as may be required in a Form 10 registration statement with the SEC, before a restricted shareholder can resell their holdings in reliance on Rule 144. Form 10 information is equivalent to information that a company would be required to file if it were registering a class of securities on Form 10 under the Exchange Act. Under the amended Rule 144, restricted or unrestricted securities, that were initially issued by a reporting or non-reporting shell company or a company that was at any time previously a reporting or non-reporting shell company, can only be resold in reliance on Rule 144 if the following conditions are met:

1	the issuer of the securities that was formerly a reporting or non-reporting shell company has ceased to be a shell company;

2.	the issuer of the securities is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act;

3.	the issuer of the securities has filed all reports and material required to be filed under Section 13 or 15(d) of the Exchange Act, as applicable, during the preceding twelve months (or shorter period that the Issuer was required to file such reports and materials), other than Form 8-K reports; and

4.	at least one year has elapsed from the time the issuer filed the current Form 10 type information with the SEC reflecting its status as an entity that is not a shell company.

We were classified as a “shell company” under Rule 405 of the Securities Act Rule 12b-2 of the Exchange Act; however, we do not believe we are now a shell company. As such, all restricted securities presently held by our stockholders may not be resold in reliance on Rule 144 until: (1) we file a Form 8-K addressing Item 5.06 with such information as may be required in a Form 10 registration statement with the SEC when we cease to be a “shell company, which we are doing with this Current Report;” (2) we have filed all reports as required by Section 13 and 15(d) of the Securities Act for twelve consecutive months; and (3) one year has elapsed from the time we file the Form 8-K with the SEC reflecting our status as an entity that is not a shell company.

24

Current Public Information

In general, for sales by affiliates and non-affiliates, the satisfaction of the current public information requirement depends on whether we are a public reporting company under the Exchange Act:

●	If we have been a public reporting company for at least 90 days immediately before the sale, then the current public information requirement is satisfied if we have filed all periodic reports (other than Form 8-K) required to be filed under the Exchange Act during the 12 months immediately before the sale (or such shorter period as we have been required to file those reports).

●	If we have not been a public reporting company for at least 90 days immediately before the sale, then the requirement is satisfied if specified types of basic information about us (including our business, management and our financial condition and results of operations) are publicly available.

However, no assurance can be given as to:

●	the likelihood of a market for our common shares developing,

●	the liquidity of any such market,

●	the ability of the shareholders to sell the shares, or

●	the prices that shareholders may obtain for any of the shares.

No prediction can be made as to the effect, if any, that future sales of shares or the availability of shares for future sale will have on the market price prevailing from time to time. Sales of substantial amounts of our common shares, or the perception that such sales could occur, may adversely affect prevailing market prices of the common shares.

Common Stock Currently Outstanding

As of August 24, 2017, we have 6,824,250 shares of our common stock outstanding.

Preferred Stock Currently Outstanding

As of August 24, 2017, we have 50,000 shares of our Series A preferred stock issued and outstanding.

Holders

As of the date of this Report, we had 54 stockholders of record of our common stock and 1 stockholder of record of our Series A preferred stock who is also a common stockholder.

Dividends

We have not declared any cash dividends on our common stock since our inception and do not anticipate paying any dividends in the foreseeable future. We plan to retain future earnings, if any, for use in our business. Any decisions as to future payments of dividends will depend on our earnings and financial position and such other facts, as our Directors deem relevant.

Transfer Agent

We have engaged Equity Stock Transfer as our transfer agent.

Item 10. Recent Sales of Unregistered Securities

On August 1, 2017, we sold 50,000 shares of our Series A preferred stock to one (1) accredited investor, who is our Chairman and CEO, in a transaction that is exempt under Section 4(a)(2) of the Securities Exchange Act.

Item 11. Description of Registrant’s Securities to be Registered

We were incorporated under the laws of the State of California on September 10, 2009. We are authorized to issue 300,000,000 shares of common stock, $0.0001 par value per share, and there are 6,824,250 common shares outstanding as of the date of this Current Report. We are authorized to issue 10,000,000 shares of preferred stock in series as fixed by our directors. As of the date of this Current Report, there are 50,000 Series A preferred shares outstanding.

25

Common Stock

Our articles of incorporation authorize the issuance of 300,000,000 shares of common stock with $0.0001 par value per share. As of the date of this Current Report, there are 6,824,250 shares of our common stock issued and outstanding held by 54 shareholders of record.

Each share of common stock entitles the holder to one vote, either in person or by proxy, at meetings of shareholders. The holders of our common stock:

●	have equal ratable rights to dividends from funds legally available if and when declared by our Board of Directors;

●	are entitled to share ratably in all of our assets available for distribution to holders of common stock upon liquidation, dissolution or winding up of our affairs;

●	do not have preemptive, subscription or conversion rights and there are no redemption or sinking fund provisions or rights; and

●	are entitled to one non-cumulative vote per share on all matters on which stockholders may vote except for voting for the election of directors.

Cumulative Voting

Holders of our common stock have cumulative voting rights as Section 708 of the California Corporations Code provides for cumulative voting for the election of directors and the express provisions of Section 708 will govern the election of directors. Under the cumulative voting method, a shareholder may multiply the number of shares owned by the number of directors to be elected and cast the total number of votes for any one candidate or distribute the total number of votes in any proportion among as many candidates as the shareholder desires. However, a shareholder may not cumulate votes for a candidate unless such candidate’s name has been placed in nomination prior to the voting and unless a shareholder has given notice at the Annual Meeting and prior to the voting of his intention to cumulate his votes. If any shareholder gives such notice, all shareholders (including those voting by proxy) may then cumulate their votes. The candidates receiving the highest number of votes up to the number of directors to be elected will be elected. To the extent our bylaws may be interpreted to conflict with cumulative voting rights, the provisions of Section 708 will govern and our shareholders will have cumulative voting rights.

We refer you to the Bylaws and our Articles of Incorporation and the applicable statutes of the State of California for a more complete description of the rights and liabilities of holders of our securities.

Preemptive Rights

No holder of any shares of our stock has preemptive or preferential rights to acquire or subscribe for any shares not issued of any class of stock or any unauthorized securities convertible into or carrying any right, option, or warrant to subscribe for or acquire shares of any class of stock not disclosed herein.

Cash Dividends

As of the date of this prospectus, we have not declared or paid any cash dividends to stockholders. The declaration of any future cash dividend will be at the discretion of our Board of Directors and will depend upon our earnings, if any, our capital requirements and financial position, our general economic conditions, and other pertinent conditions. It is our present intention not to pay any cash dividends in the foreseeable future, but rather to reinvest earnings, if any, in our business operations.

Preferred Stock

The Company is authorized to issue 10,000,000 shares of preferred stock, $0.0001 par value, in series as fixed by our directors. As of the date of this Current Report, there are 50,000 Series A preferred shares outstanding held by one stockholder who is also our Chairman and CEO.

We may issue the Preferred stock in series with preferences and designations as our directors may from time to time determine. The board may, without shareholders’ approval, issue preferred stock with voting, dividend, liquidation and conversion rights that could dilute the voting strength of our common shareholders and may assist management in impeding an unfriendly takeover or attempted changes in control. There are no restrictions on our ability to repurchase or reclaim our preferred shares while there is any arrearage in the payment of dividends on our preferred stock.

26

Item 12. Indemnification of Directors and Officers

We have a provision in our Articles of Incorporation at Article Five providing for indemnification of our officers and directors as follows: “The liability of the Directors of the Corporation for monetary damages shall be eliminated to the fullest extent permissible under California law. The Corporation is authorized to provide indemnification of agents (as defined in Section 317 of the Corporations Code) for breach of duty to the Corporation and its stockholders through bylaw provisions or through agreements with agents, or both, in excess of the indemnification otherwise permitted by Section 317 of the Corporations Code, subject to the limits of such excess indemnification set forth in Section 204 of the Corporations Code.” The Corporation is authorized to provide indemnification of agents (as defined in Section 317 of the Corporation Code) for breach of duty to the Corporation and its stockholders through bylaw provision or through agreement with agents, or both, in excess of the indemnification otherwise permitted by Section 317 of the Corporation Code, subject to the limits of such excess indemnification set forth 204 of the Corporation Codes.

The Board of Directors may from time to time adopt further Bylaws with respect to indemnification and may amend these and such Bylaws to provide at all times the fullest indemnification permitted by the California Corporation’s Code.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to our directors officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of us in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 13. Financial Statements and Supplementary Data

Since we are a smaller reporting company, as defined by §229.10(f)(1), we are not required to provide the information required by this Item.

Item 14. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Our auditors are the firm of KBL, LLP operating from their offices located at 535 Fifth Avenue, 30th Floor, New York, NY 10017. There have not been any changes in or disagreements with accountants on accounting, financial disclosure or any other matter.

27

Item 15. Financial Statements and Exhibits

CI2I SERVICES Inc.

December 31, 2016 AND 2015

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Directors of

Ci2i Services, Inc.

Issaquah, Washington

We have audited the accompanying balance sheets of Ci2i Services, Inc. (the “Company”) as of December 31, 2016 and 2015 and the related statements of operations, changes in stockholders’ deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ci2i Services, Inc. as of December 31, 2016 and 2015, and the results of its statements of operations, changes in stockholders’ deficit, and cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has sustained operating losses and needs to obtain additional financing to continue the development of their products. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ KBL, LLP
New York, NY
January 31, 2017

F-2

Ci2i SERVICES, INC.

BALANCE SHEETS

DECEMBER 31, 2016 AND 2015

	2016	2015
ASSETS
Current Assets:
Cash and cash equivalents	$5,942	$7,068
Accounts receivable, net	-	39,326
Prepaid expenses and other current assets	3,668	3,668
Total Current Assets	9,610	50,062
Fixed Assets, net of depreciation	-	2,418
TOTAL ASSETS	$9,610	$52,480

LIABILITIES AND STOCKHOLDERS’ DEFICIT
LIABILITIES
Current Liabilities:
Note payable – bank	$75,000	$75,000
Current portion of long-term debt - related party	249,298	167,487
Current portion of long-term debt	11,866	94,907
Deferred revenue	-	15,000
Accounts payable and accrued expenses	106,657	126,526
Total Current Liabilities	442,821	478,920
Total Liabilities	442,821	478,920

STOCKHOLDERS’ DEFICIT
Preferred stock, no par value, 40,000,000 shares authorized
Series A Preferred, no par value, 5,000,000 shares authorized, 1,494,042 issued and outstanding, respectively	350	350
Common stock, no par value, 60,000,000 shares authorized, 15,162,561 issued and outstanding, respectively	4,140	4,140
Accumulated deficit	(437,701)	(430,930)
Total Stockholders’ Deficit	(433,211)	(426,440)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$9,610	$52,480

The accompanying notes are an integral part of these financial statements

F-3

Ci2i SERVICES, INC.

STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	2016	2015

REVENUE, NET	$218,387	$1,009,997

OPERATING EXPENSES
Salaries and benefits	27,191	471,351
Consulting	86,959	380,194
Rent expense	55,726	52,384
Professional fees	19,071	28,399
General and administrative expense	38,151	104,612
Depreciation	2,418	1,613
Total Expenses	229,516	1,038,553

NET LOSS BEFORE OTHER INCOME (EXPENSES)	(11,129)	(28,556)

OTHER INCOME (EXPENSES)
Gain on sale of fixed assets	5,945	-
Rental income	49,160	36,000
Interest expense	(50,747)	(88,725)

Total Other Income (Expense)	4,358	(52,725)

NET LOSS BEFORE PROVISION FOR INCOME TAXES	(6,771)	(81,281)
Provision for income taxes	-	-

NET LOSS	$(6,771)	$(81,281)

The accompanying notes are an integral part of these financial statements

F-4

Ci2i SERVICES, INC.

STATEMENT OF CHANGES IN STOCKHOLDERS’ DEFICIT

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	Preferred Stock		Common Stock		Accumulated
	Shares	Amount	Shares	Amount	Deficit	Total

Balance - December 31, 2014	1,494,042	$350	15,162,561	$4,140	$(349,649)	$(345,159)

Net loss for the year	-	-	-	-	(81,281)	(81,281)

Balance - December 31, 2015	1,494,042	350	15,162,561	4,140	(430,930)	(426,440)

Net loss for the year	-	-	-	-	(6,771)	(6,771)

Balance - December 31, 2016	1,494,042	$350	15,162,561	$4,140	$(437,701)	$(433,211)

The accompanying notes are an integral part of these financial statements

F-5

Ci2i SERVICES, INC.

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	2016	2015
CASH FLOW FROM OPERTING ACTIVIITES
Net loss	$(6,771)	$(81,281)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities

Depreciation	2,418	1,613
Gain on sale of fixed assets	(5,945)	-
Changes in assets and liabilities
Decrease in accounts receivable	39,326	20,542
Increase (decrease) in deferred revenue	(15,000)	15,000
Increase (decrease) in accounts payable and accrued expenses	(19,869)	77,228
Total adjustments	930	114,383

Net cash provided by (used in) operating activities	(5,841)	33,102

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales of fixed assets	5,945	-
Net cash provided by investing activities	5,945	-

CASH FLOWS FROM FINANCING ACTIVITES
Proceeds (repayments) from long-term debt - related parties, net	81,811	(83,250)
Proceeds (repayments) from long-term debt, net	(83,041)	48,260
Net cash used in financing activities	(1,230)	(34,990)

NET DECREASE IN CASH	(1,126)	(1,888)

CASH - BEGINNING OF YEAR	7,068	8,956

CASH - END OF YEAR	$5,942	$7,068

CASH PAID DURING THE YEAR FOR:
Interest expense	$19,502	$43,780

Income taxes	$-	$-

The accompanying notes are an integral part of these financial statements

F-6

CI2I SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2016 AND 2015

NOTE 1: ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business and Organization

CI2I SERVICES, INC. (the “Company” or “Ci2i”) is an innovative and growth-oriented services company founded in 1998 that develops and deploys intelligent technologies and products in order to meet the demand for sustainable, integrated solutions to contemporary business needs.

Ci2i is a consulting services company that provides marketing and technical services to its clients. These services are delivered both on a Project and a Time & Materials basis. The primary focus has been in the Analytics and Intelligence segments. The Company typically does not own any IP, as all the work is done on behalf of the clients. The Company does most of its business with Microsoft and is looking to diversify into other segments and customers.

Basis of Presentation

The accompanying financial statements have been prepared in conformity with U.S generally accepted accounting principles (“GAAP”) and the rules and regulations of the United States Securities and Exchange Commission (the “Commission”). It is Management’s opinion, that all material adjustments (consisting of normal recurring adjustments) have been made which are necessary for a fair financial statement presentation.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the U.S. requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. These estimates include, but are not limited to, management’s estimate of provisions required for non-collectible accounts receivable, depreciative lives of our assets, and valuation allowances of our deferred tax assets. Actual results could differ from those estimates.

Cash

Cash consists of cash in the bank.

Property and Equipment and Long-Lived Assets

Property and equipment is stated at cost. Depreciation on property and equipment is computed using the straight-line method over the estimated useful lives of the assets, which range from three to seven years.

FASB Codification Topic 360 “Property, Plant and Equipment” (ASC 360), requires that long-lived assets and certain identifiable intangibles held and used by an entity be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The application of ASC 360 has not materially affected the Company’s reported earnings, financial condition or cash flows.

Revenue Recognition

Revenue primarily consists of the sale of consulting services. Revenue is recognized when the following criteria have been met:

Evidence of an arrangement exists. The Company considers a customer purchase order, service agreement, contract, or equivalent document to be evidence of an arrangement.

Delivery has occurred. Delivery is considered to have occurred when Ci2i consultants have delivered the items detailed in the PO or contract.

The fee is fixed or determinable. The Company considers the fee to be fixed or determinable if the fee is not subject to refund or adjustment and payment terms are standard, which is generally 30-60 days.

Collection is deemed reasonably assured. Collection is deemed reasonably assured if it is expected that the customer will be able to pay amounts under the arrangement as payments become due. If it is determined that collection is not reasonably assured, then revenue is deferred and recognized upon cash collection, or is reversed and not recognized at all.

F-7

CI2I SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2016 AND 2015

We measure completion based on achieving milestones detailed in the agreements with the customers. Costs of providing services, including services accounted for in accordance with ASC 605-35, are expensed as incurred. If it is determined that either services or milestones were not fully completed, or are for a monthly fee for a period of time, revenue is deferred over the life of that agreement and amortized into current year revenue ratably over the life of the agreement.

Accounts Receivable and Concentration of Credit Risk

The Company considers accounts receivable, net of allowance for returns and doubtful accounts, to be fully collectible. The allowance is based on management’s estimate of the overall collectability of accounts receivable, considering historical losses and economic conditions. Based on these same factors, individual accounts are charged off against the allowance when management determines those individual accounts are uncollectible. Credit extended to customers is generally uncollateralized. Past-due status is based on contractual terms.

Uncertain Tax Positions

The Company follows ASC 740-10, “Accounting for Uncertainty in Income Taxes”. This requires recognition and measurement of uncertain income tax positions using a “more-likely-than-not” approach. Management evaluates their tax positions on an annual basis.

The Company files income tax returns in the U.S. federal tax jurisdiction and various state tax jurisdictions. The federal and state income tax returns of the Company are subject to examination by the IRS and state taxing authorities, generally for three years after they were filed.

Fair Value of Financial Instruments

ASC 825, “Financial Instruments,” requires the Company to disclose estimated fair values for its financial instruments. Fair value estimates, methods, and assumptions are set forth below for the Company’s financial instruments: The carrying amount of cash, accounts receivable, prepaid and other current assets, accounts payable and accrued expenses, and accounts payable to related parties, approximate fair value because of the short-term maturity of those instruments. The Company does not utilize derivative instruments.

Recoverability of Long-Lived Assets

The Company reviews recoverability of long-lived assets on a periodic basis whenever events and changes in circumstances have occurred which may indicate a possible impairment. The assessment for potential impairment is based primarily on the Company’s ability to recover the carrying value of its long-lived assets from expected future cash flows from its operations on an undiscounted basis. If such assets are determined to be impaired, the impairment recognized is the amount by which the carrying value of the assets exceeds the fair value of the assets. Fixed assets to be disposed of by sale will be carried at the lower of the then current carrying value or fair value less estimated costs to sell.

Subsequent Events

Subsequent events were evaluated through the date the financial statements were issued.

Earnings (Loss) Per Share of Common Stock

Basic net income (loss) per common share is computed using the weighted average number of common shares outstanding. Diluted earnings per share (EPS) include additional dilution from common stock equivalents, such as convertible notes, preferred stock, stock issuable pursuant to the exercise of stock options and warrants. Common stock equivalents are not included in the computation of diluted earnings per share when the Company reports a loss because to do so would be anti-dilutive for periods presented.

F-8

CI2I SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2016 AND 2015

Related Party Transactions

Parties are considered to be related to the Company if the parties directly or indirectly, through one or more intermediaries, control, are controlled by, or are under common control with the Company. Related parties also include principal stockholders of the Company, its management, members of the immediate families of principal stockholders of the Company and its management and other parties with which the Company may deal where one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests. The Company discloses all related party transactions. All transactions shall be recorded at fair value of the goods or services exchanged. Property purchased from a related party is recorded at the cost to the related party and any payment to or on behalf of the related party in excess of the cost is reflected as compensation or distribution to related parties depending on the transaction.

Recently Issued Accounting Standards

In August 2016, the Financial Accounting Standards Board (FASB) issued Accounting Standard Update (ASU) No. 2016-15, “Statement of Cash Flows (Topic 230), Classification of Certain Cash Receipts and Cash Payments”. The amendments in this update provided guidance on eight specific cash flow issues. This update is to provide specific guidance on each of the eight issues, thereby reducing the diversity in practice in how certain transactions are classified in the statement of cash flows. ASU 2016-15 is effective for fiscal years and interim periods beginning after December 31, 2017. Early adoption is permitted. The Company is assessing the impact, if any, of implementing this guidance on its financial position, results of operations and liquidity.

In February 2016, the FASB issued ASU No. 2016-02, “Leases (Topic 842)”. ASU 2016-02 changes the accounting for leased assets, principally by requiring balance sheet recognition of assets under lease arrangements. It is effective for annual reporting periods, and interim periods within those years, beginning after December 15, 2018. The Company is currently in the process of evaluating the impact of the adoption of ASU 2016-02 on its financial statements.

In August 2014, the FASB issued ASU 2014-15, “Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern.” This standard sets forth management’s responsibility to evaluate, each reporting period, whether this is substantial doubt about the Company’s ability to continue as a going concern, and if so, to provide related disclosures. ASU 2014-15 is effective for annual periods ending after December 31, 2016. The Company has evaluated this guidance, and assessed the impact in its evaluation of going concern.

In May 2014, August 2015 and May 2016, the FASB issued ASU 2014-09, “Revenue from Contracts with Customers”, ASU 2015-14, “Revenue from Contracts with Customers, Deferral of the Effective Date”, and ASU 2016-12, “Revenue from Contracts with Customers, Narrow-Scope Improvements and Practical Expedients”, respectively, which implement ASC Topic 606. ASC Topic 606 outlines a single comprehensive model for entities to use in accounting for revenue arising from contracts with customers and supersedes most current revenue recognition guidance under US GAAP, including industry-specific guidance. It also requires entities to disclose both quantitative and qualitative information that enable financial statements users to understand the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers. The amendments in these ASUs are effective for annual periods beginning after December 15, 2017, and interim periods therein. Early adoption is permitted for annual periods beginning after December 15, 2016. These ASUs may be applied retrospectively with a cumulative adjustment to retained earnings in the year of adoption. The Company s assessing the impact, if any, of implementing this guidance on its financial position, results of operations and liquidity.

Going Concern

The Company commenced operations in 1996, and has experienced typical start-up costs and losses from operations resulting in an accumulated deficit of $437,701 since inception. The accumulated deficit as well as recurring losses of $6,771 and $81,281 for the years ended December 31, 2016 and 2015, and the working capital deficit of $433,211 as of December 31, 2016, have resulted in the uncertainty of the Company to continue as a going concern.

These financial statements of the Company have been prepared assuming that the Company will continue as a going concern, which contemplates, among other things, the realization of assets and the satisfaction of liabilities in the normal course of business over a reasonable period of time.

F-9

CI2I SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2016 AND 2015

The Company plans to raise additional capital to carry out its business plan and following a reverse merger transaction in 2017. The Company’s ability to raise additional capital through future equity and debt securities issuances is unknown. Obtaining additional financing, the successful development of the Company’s contemplated plan of operations, ultimately, to profitable operations are necessary for the Company to continue operations. The ability to successfully resolve these factors raises substantial doubt about the Company’s ability to continue as a going concern. The financial statements of the Company do not include any adjustments that may result from the outcome of the uncertainties.

NOTE 2: PROPERTY AND EQUIPMENT

Property and equipment consisted of the following as of December 31, 2016 and 2015:

	2016	2015

Office Equipment	$11,926	$11,926

Accumulated Depreciation	11,926	9,508

Balance, net	$-	2,418

Depreciation expense for the years ended December 31, 2016 and 2015 was $2,418 and $1,613, respectively. There was no impairment on these assets for this two-year period. The Company sold $5,945 of fully depreciated property and equipment in 2016. The Company recorded a gain on the sale of the property and equipment.

NOTE 3: LONG-TERM DEBT – RELATED PARTIES

The following is a summary of long-term debt – related parties as of December 31, 2016 and 2015:

		2016	2015

Promissory note – Ajay Sikka	(a)	$226,707	$167,487

Promissory note – OmniM2M	(b)	12,591	-

Note payable –Satinder Thiara	(c)	10,000	-

Total		$249,298	$167,487

(a)	This is a loan from the CEO entered into January 1, 2015, and is unsecured. The loan bears interest at 15% annually (1.25% monthly). Interest expense on this loan for the years ended December 31, 2016 and 2015 was $31,245 and $44,945, respectively. Accrued interest on this loan at December 31, 2016 is $76,190.

(b)	This is an unsecured note (advance) from OmniM2M. These funds are used to pay for the employee benefits of OmniM2M. There is no interest charged on this amount, and the companies have common shareholders and management.

(c)	Note payable to Satinder Thiara entered into December 13, 2016, at interest rate of 15% annually (1.25% monthly). This is an unsecured loan. Interest expense on this loan for the period ended December 31, 2016 was $74. Accrued interest on this loan at December 31, 2016 is $74. Satinder Thiara is a shareholder of the Company.

The entire balance is reflected as a current liability as the amounts are due on demand.

F-10

CI2I SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2016 AND 2015

NOTE 4: NOTE PAYABLE – BANK

The Company has a $75,000 Line of Credit at a 4.5% interest with Wells Fargo bank. This is secured by the Company’s assets and is personally guaranteed by the company’s CEO. Interest expense on this note for the years ended December 31, 2016 and 2015 was $3,823 and $3,782, respectively.

NOTE 5: LONG-TERM DEBT

The following is a summary of long-term debt – related parties as of December 31, 2016 and 2015:

		2016	2015

Promissory notes – Kabbage	(a)	$11,866	$26,956

Promissory note – Fora Financial	(b)	-	67,951

Total		$11,866	$94,907

(a)	Multiple monthly loan agreements with Kabbage. Each of these loans has a six-month duration with interest and fees spread over the 6 months.

(b)	There were a total of 2 loans from Fora Financial personally guaranteed by the CEO and all paid off by December 31, 2016.

All of this debt is considered current as of December 31, 2016 and 2015.

NOTE 6: STOCKHOLDERS’ DEFICIT

On September 2, 1998, the Company was formed as Sikkatech Inc with common stock (without par value) authorizing a total of 1,000 shares. Of this pool the founders bought shares as follows for a total of $3,000:

Ajay Sikka: 100 shares @ $10 each

Dharam V Sikka: 100 shares @ $10 each

Virandra Sikka: 100 shares @ $10 each

The Company changed its name to IndiaHQ Solutions, Inc. and filed amended articles and bylaws on September 26, 2000. These revisions authorized 60,000,000 Common shares and 40,000,000 Preferred shares, with no par value. On June 3, 2002, the Company further went on to designate 5,000,000 of the 40,000,000 shares of preferred stock as Series A Convertible Preferred Stock (“Series A Preferred”).

The Series A Convertible Preferred Stock shall have the relative powers, preferences and rights, and qualifications, limitations and restrictions as follows:

Dividends – Except as otherwise provided by law, the Series A Preferred shall not be entitled to any dividends.

Liquidation Preference – In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, the holders of the Series A Preferred shall be entitled to receive, subject to the prior preferences and rights of any class of stock that has higher ranking and before any payment shall be made in respect of the Company’s common stock or other junior stock, by reason of their ownership thereof, an amount equal to $0.12640 per share, for each share of Series A Preferred then held by them.

Voting – The holder of each share of Series A Preferred shall be entitled to the number of votes equal to the number of common stock into which such share of Series A Preferred could then be converted.

Conversion – Automatic conversion upon the earlier of (i) the effectiveness of the sale of the Company’s common stock in a firm commitment, underwritten public offering registered under the Securities Act of 1933, as amended, of at least $20,000,000, or (ii) a sale of all or substantially all of the common stock or assets of the Company. The conversion price shall initially be $0.12640 per share for the Series A Preferred.

F-11

CI2I SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2016 AND 2015

The Company subsequently changed its name to Ci2i Services, Inc. on May 24, 2004.

The Company has issued a total of 15,162,561 common shares and 1,494,042 preferred shares, all of which are Series A Preferred, between 2000 and 2008, for a total of $4,490 when the Company had no value. The cash amounts were mostly at par value.

NOTE 7: COMMITMENTS AND CONTINGENCIES

Operating Leases

The Company leases an office from Grader Properties, for $3,895, per month, through April 30, 2017. This office was partially subleased to OmniM2M for $3,000 per month till June 30, 2016. The office is currently sub-leased to Recordpointe USA Inc for $3,895 per month.

Rent expense for the year ended December 31, 2016 and 2015 were $55,726 and $52,384, respectively. Rental income from the sublease for the years ended December 31, 2016 and 2015 were $49,160 ($31,160 from Recordpointe and $18,000 from OmniM2M) and $36,000, respectively.

NOTE 8: PROVISION FOR INCOME TAXES

The provision (benefit) for income taxes for the years ended December 31, 2016 and 2015 differs from the amount which would be expected as a result of applying the statutory tax rates to the losses before income taxes due primarily to the valuation allowance to fully reserve net deferred tax assets.

Realization of deferred tax assets is dependent upon sufficient future taxable income during the period that deductible temporary differences and carry-forwards are expected to be available to reduce taxable income. As the achievement of required future taxable income is uncertain, the Company recorded a valuation allowance.

	As of December 31, 2016	As of December 31, 2015
Deferred tax assets:
Net operating loss before non-deductible items	$(437,701)	$(430,930)
Tax rate	34%	34%
Total deferred tax assets	148,818	146,516
Less: Valuation allowance	(148,818)	(146,516)

Net deferred tax assets	$-	$-

As of December 31, 2016, the Company has a net operating loss carry forward of $437,701 expiring through 2036. The Company has provided a valuation allowance against the full amount of the deferred tax asset due to management’s uncertainty about its realization. Furthermore, the net operating loss carry forward may be subject to further limitation pursuant to Section 382 of the Internal Revenue Code. The valuation allowance was increased by $2,302 in 2016.

F-12

CI2I SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2016 AND 2015

nOTE 9: CONCENTRATIONS

During the years ended December 31, 2016 and 2015, the Company had two and three major customers comprising 81% and 90% of sales. A major customer is defined as a customer that represents 10% or greater of total sales. Additionally, the Company had three customers as of December 31, 2015 with accounts receivable balances representing 85% of the total accounts receivable. The Company does not believe that the risk associated with these customers will have an adverse effect on the business.

nOTE 10: SUBSEQUENT EVENTS

The Company is currently in discussion with acquirers and investors, and expects to be part of a publicly traded entity in 2017. There is nothing definitive as of the date of the financial statements.

F-13

Ci2i SERVICES, INC.

JUNE 30, 2017 AND 2016 (UNAUDITED)

F-14

Ci2i SERVICES, INC.

BALANCE SHEETS

JUNE 30, 2017 (UNAUDITED) AND DECEMBER 31, 2016

	JUNE 30, 2017	DECEMBER 31, 2016
	(UNAUDITED)
ASSETS

Current Assets:
Cash	$3,210	$5,942
Prepaid expenses and other current assets	-	3,668

Total Current Assets	3,210	9,610

TOTAL ASSETS	$3,210	$9,610

LIABILITIES AND STOCKHOLDERS’ DEFICIT

LIABILITIES
Current Liabilities:
Note payable - bank	$54,000	$75,000
Current portion of long-term debt - related party	243,162	249,298
Current portion of long-term debt	-	11,866
Accounts payable and accrued expenses	148,833	106,657

Total Current Liabilities	445,995	442,821

Long-term debt, net of current portion	45,000	-

Total Liabilities	490,995	442,821

STOCKHOLDERS’ DEFICIT
Preferred stock, no par value, 40,000,000 shares authorized Series A Preferred, no par value, 5,000,000 shares authorized, 1,494,042 issued and outstanding, respectively	350	350
Common stock, no par value, 60,000,000 shares authorized, 15,162,561 issued and outstanding, respectively	4,140	4,140
Accumulated deficit	(492,275)	(437,701)

Total Stockholders’ Deficit	(487,785)	(433,211)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$3,210	$9,610

The accompanying notes are an integral part of these financial statements.

F-15

Ci2i SERVICES, INC.

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2017 AND 2016

(UNAUDITED)

	2017	2016

REVENUE, NET	$500	$133,273

OPERATING EXPENSES
Salaries and benefits	-	27,126
Consulting	5,000	78,282
Rent expense	15,713	33,503
Professional fees	14,250	9,825
General and administrative expense	9,027	19,309
Depreciation	-	2,418

Total Expenses	43,990	170,463

NET LOSS BEFORE OTHER INCOME (EXPENSES)	(43,490)	(37,190)

OTHER INCOME (EXPENSES)
Gain on sale of fixed assets	-	5,945
Rental income	11,685	18,000
Interest expense	(22,769)	(18,435)

Total Other Income (Expense)	(11,084)	5,510

NET LOSS BEFORE PROVISION FOR INCOME TAXES	(54,574)	(31,680)

Provision for income taxes	-	-

NET LOSS	$(54,574)	$(31,680)

The accompanying notes are an integral part of these financial statements.

F-16

Ci2i SERVICES, INC.

STATEMENT OF CHANGES IN STOCKHOLDERS’ DEFICIT

FOR THE SIX MONTHS ENDED JUNE 30, 2017 (UNAUDITED) AND

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2016

	Preferred Stock		Common Stock		Accumulated
	Shares	Amount	Shares	Amount	Deficit	Total

Balance - December 31, 2014	1,494,042	$350	15,162,561	$4,140	$(349,649)	$(345,159)

Net loss for the year	-	-	-	-	(81,281)	(81,281)

Balance - December 31, 2015	1,494,042	350	15,162,561	4,140	(430,930)	(426,440)

Net loss for the year	-	-	-	-	(6,771)	(6,771)

Balance - December 31, 2016	1,494,042	350	15,162,561	4,140	(437,701)	(433,211)

Net loss for the period	-	-	-	-	(54,574)	(54,574)

Balance - June 30, 2017	1,494,042	$350	15,162,561	$4,140	$(492,275)	$(487,785)

The accompanying notes are an integral part of these financial statements.

F-17

Ci2i SERVICES, INC.

STATEMENTS OF CASH FLOWS

FOR THE SIX MONTHS ENDED JUNE 30, 2017 AND 2016

(UNAUDITED)

	2017	2016
CASH FLOW FROM OPERTING ACTIVIITES
Net loss	$(54,574)	$(31,680)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities

Depreciation	-	2,418
Gain on sale of fixed assets	-	(5,945)
Changes in assets and liabilities
Decrease in accounts receivable	-	19,326
Decrease in prepaid expenses	3,668	-
Increase (decrease) in deferred revenue	-	(15,000)
Increase (decrease) in accounts payable and accrued expenses	42,176	53,247
Total adjustments	45,844	54,046

Net cash provided by (used in) operating activities	(8,730)	22,366

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales of fixed assets	-	5,945
Net cash provided by investing activities	-	5,945

CASH FLOWS FROM FINANCING ACTIVITES
Proceeds (repayments) from long-term debt - related parties, net	38,864	6,969
Proceeds (repayments) from note payable - bank	(21,000)	-
Proceeds (repayments) from long-term debt, net	(11,866)	(37,317)
Net cash provided by (used in) financing activities	5,998	(30,348)

NET DECREASE IN CASH	(2,732)	(2,037)

CASH - BEGINNING OF YEAR	5,942	7,068

CASH - END OF PERIOD	$3,210	$5,031

CASH PAID DURING THE PERIOD FOR:
Interest expense	$1,816	$18,435

Income taxes	$-	$-

The accompanying notes are an integral part of these financial statements.

F-18

CI2I SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

SIX MONTHS ENDED JUNE 30, 2017 AND 2016 (UNAUDITED)

NOTE 1: ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business and Organization

CI2I SERVICES, INC. (the “Company” or “Ci2i”) is an innovative and growth-oriented services company founded in 1998 that develops and deploys intelligent technologies and products in order to meet the demand for sustainable, integrated solutions to contemporary business needs.

Ci2i is a consulting services company that provides marketing and technical services to its clients. These services are delivered both on a Project and a Time & Materials basis. The primary focus has been in the Analytics and Intelligence segments. The Company typically does not own any IP, as all the work is done on behalf of the clients. The Company does most of its business with Microsoft and is looking to diversify into other segments and customers.

Basis of Presentation

The accompanying financial statements have been prepared in conformity with U.S generally accepted accounting principles (“GAAP”) and the rules and regulations of the United States Securities and Exchange Commission (the “Commission”). It is Management’s opinion, that all material adjustments (consisting of normal recurring adjustments) have been made which are necessary for a fair financial statement presentation.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the U.S. requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. These estimates include, but are not limited to, management’s estimate of provisions required for non-collectible accounts receivable, depreciative lives of our assets, and valuation allowances of our deferred tax assets. Actual results could differ from those estimates.

Cash

Cash consists of cash in the bank.

Property and Equipment and Long-Lived Assets

Property and equipment is stated at cost. Depreciation on property and equipment is computed using the straight-line method over the estimated useful lives of the assets, which range from three to seven years.

F-19

CI2I SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

SIX MONTHS ENDED JUNE 30, 2017 AND 2016 (UNAUDITED)

FASB Codification Topic 360 “Property, Plant and Equipment” (ASC 360), requires that long-lived assets and certain identifiable intangibles held and used by an entity be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The application of ASC 360 has not materially affected the Company’s reported earnings, financial condition or cash flows.

Revenue Recognition

Revenue primarily consists of the sale of consulting services. Revenue is recognized when the following criteria have been met:

Evidence of an arrangement exists. The Company considers a customer purchase order, service agreement, contract, or equivalent document to be evidence of an arrangement.

Delivery has occurred. Delivery is considered to have occurred when Ci2i consultants have delivered the items detailed in the PO or contract.

The fee is fixed or determinable. The Company considers the fee to be fixed or determinable if the fee is not subject to refund or adjustment and payment terms are standard, which is generally 30-60 days.

Collection is deemed reasonably assured. Collection is deemed reasonably assured if it is expected that the customer will be able to pay amounts under the arrangement as payments become due. If it is determined that collection is not reasonably assured, then revenue is deferred and recognized upon cash collection, or is reversed and not recognized at all.

We measure completion based on achieving milestones detailed in the agreements with the customers. Costs of providing services, including services accounted for in accordance with ASC 605-35, are expensed as incurred. If it is determined that either services or milestones were not fully completed, or are for a monthly fee for a period of time, revenue is deferred over the life of that agreement and amortized into current year revenue ratably over the life of the agreement.

Accounts Receivable and Concentration of Credit Risk

The Company considers accounts receivable, net of allowance for returns and doubtful accounts, to be fully collectible. The allowance is based on management’s estimate of the overall collectability of accounts receivable, considering historical losses and economic conditions. Based on these same factors, individual accounts are charged off against the allowance when management determines those individual accounts are uncollectible. Credit extended to customers is generally uncollateralized. Past-due status is based on contractual terms.

Uncertain Tax Positions

The Company follows ASC 740-10, “Accounting for Uncertainty in Income Taxes”. This requires recognition and measurement of uncertain income tax positions using a “more-likely-than-not” approach. Management evaluates their tax positions on an annual basis.

The Company files income tax returns in the U.S. federal tax jurisdiction and various state tax jurisdictions. The federal and state income tax returns of the Company are subject to examination by the IRS and state taxing authorities, generally for three years after they were filed.

Fair Value of Financial Instruments

ASC 825, “Financial Instruments,” requires the Company to disclose estimated fair values for its financial instruments. Fair value estimates, methods, and assumptions are set forth below for the Company’s financial instruments: The carrying amount of cash, accounts receivable, prepaid and other current assets, accounts payable and accrued expenses, and accounts payable to related parties, approximate fair value because of the short-term maturity of those instruments. The Company does not utilize derivative instruments.

F-20

CI2I SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

SIX MONTHS ENDED JUNE 30, 2017 AND 2016 (UNAUDITED)

Recoverability of Long-Lived Assets

The Company reviews recoverability of long-lived assets on a periodic basis whenever events and changes in circumstances have occurred which may indicate a possible impairment. The assessment for potential impairment is based primarily on the Company’s ability to recover the carrying value of its long-lived assets from expected future cash flows from its operations on an undiscounted basis. If such assets are determined to be impaired, the impairment recognized is the amount by which the carrying value of the assets exceeds the fair value of the assets. Fixed assets to be disposed of by sale will be carried at the lower of the then current carrying value or fair value less estimated costs to sell.

Subsequent Events

Subsequent events were evaluated through the date the financial statements were issued.

Earnings (Loss) Per Share of Common Stock

Basic net income (loss) per common share is computed using the weighted average number of common shares outstanding. Diluted earnings per share (EPS) include additional dilution from common stock equivalents, such as convertible notes, preferred stock, stock issuable pursuant to the exercise of stock options and warrants. Common stock equivalents are not included in the computation of diluted earnings per share when the Company reports a loss because to do so would be anti-dilutive for periods presented.

Related Party Transactions

Parties are considered to be related to the Company if the parties directly or indirectly, through one or more intermediaries, control, are controlled by, or are under common control with the Company. Related parties also include principal stockholders of the Company, its management, members of the immediate families of principal stockholders of the Company and its management and other parties with which the Company may deal where one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests. The Company discloses all related party transactions. All transactions shall be recorded at fair value of the goods or services exchanged. Property purchased from a related party is recorded at the cost to the related party and any payment to or on behalf of the related party in excess of the cost is reflected as compensation or distribution to related parties depending on the transaction.

Recently Issued Accounting Standards

In January 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standard Update (ASU) No. 2017-01 Business Combinations (Topic 805), Clarifying the Definition of a Business. The amendments in this update are required for public business entities that have goodwill reported in their financial statements and have not elected the private company alternative for the subsequent measurement of goodwill. The update is intended to clarify the definition of a business with the objective of adding guidance to assist entities with evaluating whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses. The definition of a business affects many areas of accounting including acquisitions, disposals, goodwill, and consolidation. Public business entities should apply the amendments in this update to annual periods beginning after December 15, 2017. Early application is permitted under certain conditions. The Company is assessing the impact, if any, of implementing this guidance on its financial position and results of operations.

In August 2016, FASB issued ASU No. 2016-15, “Statement of Cash Flows (Topic 230), Classification of Certain Cash Receipts and Cash Payments”. The amendments in this update provided guidance on eight specific cash flow issues. This update is to provide specific guidance on each of the eight issues, thereby reducing the diversity in practice in how certain transactions are classified in the statement of cash flows. ASU 2016-15 is effective for fiscal years and interim periods beginning after December 31, 2017. Early adoption is permitted. The Company is assessing the impact, if any, of implementing this guidance on its financial position, results of operations and liquidity.

F-21

CI2I SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

SIX MONTHS ENDED JUNE 30, 2017 AND 2016 (UNAUDITED)

In February 2016, the FASB issued ASU No. 2016-02, “Leases (Topic 842)”. ASU 2016-02 changes the accounting for leased assets, principally by requiring balance sheet recognition of assets under lease arrangements. It is effective for annual reporting periods, and interim periods within those years, beginning after December 15, 2018. The Company is currently in the process of evaluating the impact of the adoption of ASU 2016-02 on its financial statements.

In August 2014, the FASB issued ASU 2014-15, “Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern.” This standard sets forth management’s responsibility to evaluate, each reporting period, whether this is substantial doubt about the Company’s ability to continue as a going concern, and if so, to provide related disclosures. ASU 2014-15 is effective for annual periods ending after December 31, 2016. The Company has evaluated this guidance, and assessed the impact in its evaluation of going concern.

In May 2014, August 2015 and May 2016, the FASB issued ASU 2014-09, “Revenue from Contracts with Customers”, ASU 2015-14, “Revenue from Contracts with Customers, Deferral of the Effective Date”, and ASU 2016-12, “Revenue from Contracts with Customers, Narrow-Scope Improvements and Practical Expedients”, respectively, which implement ASC Topic 606. ASC Topic 606 outlines a single comprehensive model for entities to use in accounting for revenue arising from contracts with customers and supersedes most current revenue recognition guidance under US GAAP, including industry-specific guidance. It also requires entities to disclose both quantitative and qualitative information that enable financial statements users to understand the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers. The amendments in these ASUs are effective for annual periods beginning after December 15, 2017, and interim periods therein. Early adoption is permitted for annual periods beginning after December 15, 2016. These ASUs may be applied retrospectively with a cumulative adjustment to retained earnings in the year of adoption. The Company s assessing the impact, if any, of implementing this guidance on its financial position, results of operations and liquidity.

Going Concern

The Company commenced operations in 1996, and has experienced typical start-up costs and losses from operations resulting in an accumulated deficit of $592,275 since inception. The accumulated deficit as well as recurring losses of $54,574 and $31,680 for the six months ended June 30, 2017 and 2016, and the working capital deficit of $487,785 as of June 30, 2017, have resulted in the uncertainty of the Company to continue as a going concern.

These financial statements of the Company have been prepared assuming that the Company will continue as a going concern, which contemplates, among other things, the realization of assets and the satisfaction of liabilities in the normal course of business over a reasonable period of time.

The Company plans to raise additional capital to carry out its business plan and following a reverse merger transaction. The Company’s ability to raise additional capital through future equity and debt securities issuances is unknown. Obtaining additional financing, the successful development of the Company’s contemplated plan of operations, ultimately, to profitable operations are necessary for the Company to continue operations. The ability to successfully resolve these factors raises substantial doubt about the Company’s ability to continue as a going concern. The financial statements of the Company do not include any adjustments that may result from the outcome of the uncertainties.

NOTE 2: PROPERTY AND EQUIPMENT

Property and equipment consisted of the following as of June 30, 2017 and December 31, 2016:

	2017	2016
Office Equipment	$11,926	$11,926
Accumulated Depreciation	11,926	11,926

Balance, net	$-	$-

Depreciation expense for the six months ended June 30, 2017 and 2016 was $0 and $2,418, respectively. There was no impairment on these assets for this two-year period. The Company sold $5,945 of fully depreciated property and equipment in 2016. The Company recorded a gain on the sale of the property and equipment.

F-22

CI2I SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

SIX MONTHS ENDED JUNE 30, 2017 AND 2016 (UNAUDITED)

NOTE 3: LONG-TERM DEBT – RELATED PARTIES

The following is a summary of long-term debt – related parties as of June 30, 2017 and December 31, 2016:

		2017	2016
Promissory note – Ajay Sikka	(a)	$235,671	$226,707
Promissory note – OmniM2M	(b)	(2,509)	12,591
Note payable –Satinder Thiara	(c)	10,000	10,000

Total		$243,162	$249,298

(a)	This is a loan from the CEO entered into January 1, 2015, and is unsecured. The loan bears interest at 15% annually (1.25% monthly). Interest expense on this loan for the six months ended June 30, 2017 and 2016 was $16,402 and $15,890, respectively. Accrued interest on this loan at December 31, 2016 is $92,592.

(b)	This is an unsecured note (advance) from OmniM2M. These funds are used to pay for the employee benefits of OmniM2M. There is no interest charged on this amount, and the companies have common shareholders and management.

(c)	Note payable to Satinder Thiara entered into December 13, 2016, at interest rate of 15% annually (1.25% monthly). This is an unsecured loan. Interest expense on this loan for the six months ended June 30, 2017 was $827. Accrued interest on this loan at June 30, 2017 is $901. Satinder Thiara is a shareholder of the Company.

The entire balance is reflected as a current liability as the amounts are due on demand.

NOTE 4: NOTE PAYABLE - BANK

The Company has a $75,000 Line of Credit at a 4.5% interest with Wells Fargo bank. This is secured by the Company’s assets and is personally guaranteed by the company’s CEO. Of this amount $21,000 was repaid in the six months ended June 30, 2017, leaving a balance due of $54,000 as of June 30, 2017.Interest expense on this note for the six months ended June 30, 2017 and 2016 was $1,421 and $1,912, respectively.

NOTE 5: LONG-TERM DEBT

The following is a summary of long-term debt as of June 30, 2017 and December 31, 2016:

		2017	2016
Promissory notes – Kabbage	(a)	$-	$11,866
Promissory note – Fora Financial	(b)	-	-
Note payable – Swarn Singh	(c)	45,000	-
Total		45,000	11,866
Current portion		-	11,866
Total – net of current portion		$45,000	$-

(a)	Multiple monthly loan agreements with Kabbage. Each of these loans has a six-month duration with interest and fees spread over the 6 months.

(b)	There were a total of 2 loans from Fora Financial personally guaranteed by the CEO and all paid off by December 31, 2016.

(c)	Note payable to Swarn Singh entered into January 2017 ($25,000) and February 2017 ($20,000), at interest rate of 15% annually (1.25% monthly). This is an unsecured loan. Interest expense on this loan for the six months ended June 30, 2017 was $3,724. Accrued interest on this loan at June 30, 2017 is $3,724. Both notes are due December 31, 2018.

F-23

CI2I SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

SIX MONTHS ENDED JUNE 30, 2017 AND 2016 (UNAUDITED)

NOTE 6: STOCKHOLDERS’ DEFICIT

On September 2, 1998, the Company was formed as Sikkatech Inc with common stock (without par value) authorizing a total of 1,000 shares. Of this pool the founders bought shares as follows for a total of $3,000:

Ajay Sikka: 100 shares @ $10 each

Dharam V Sikka: 100 shares @ $10 each

Virandra Sikka: 100 shares @ $10 each

The Company changed its name to IndiaHQ Solutions, Inc. and filed amended articles and bylaws on September 26, 2000. These revisions authorized 60,000,000 Common shares and 40,000,000 Preferred shares, with no par value. On June 3, 2002, the Company further went on to designate 5,000,000 of the 40,000,000 shares of preferred stock as Series A Convertible Preferred Stock (“Series A Preferred”).

The Series A Convertible Preferred Stock shall have the relative powers, preferences and rights, and qualifications, limitations and restrictions as follows:

Dividends – Except as otherwise provided by law, the Series A Preferred shall not be entitled to any dividends.

Liquidation Preference – In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, the holders of the Series A Preferred shall be entitled to receive, subject to the prior preferences and rights of any class of stock that has higher ranking and before any payment shall be made in respect of the Company’s common stock or other junior stock, by reason of their ownership thereof, an amount equal to $0.12640 per share, for each share of Series A Preferred then held by them.

Voting – The holder of each share of Series A Preferred shall be entitled to the number of votes equal to the number of common stock into which such share of Series A Preferred could then be converted.

Conversion – Automatic conversion upon the earlier of (i) the effectiveness of the sale of the Company’s common stock in a firm commitment, underwritten public offering registered under the Securities Act of 1933, as amended, of at least $20,000,000, or (ii) a sale of all or substantially all of the common stock or assets of the Company. The conversion price shall initially be $0.12640 per share for the Series A Preferred.

The Company subsequently changed its name to Ci2i Services, Inc. on May 24, 2004.

The Company has issued a total of 15,162,561 common shares and 1,494,042 preferred shares, all of which are Series A Preferred, between 2000 and 2008, for a total of $4,490 when the Company had no value. The cash amounts were mostly at par value.

NOTE 7: COMMITMENTS AND CONTINGENCIES

Operating Leases

The Company leases an office from Grader Properties, for $3,895, per month, through April 30, 2017. This office was partially subleased to OmniM2M for $3,000 per month till June 30, 2016. The office was sub-leased to Recordpointe USA Inc for $3,895 per month after June 30, 2016.

Rent expense for the six months ended June 30, 2017 and 2016 were $15,713 and $33,503, respectively. Rental income from the sublease for the six months ended June 30, 2017 and 2016 were $11,685 and $18,000, respectively.

F-24

CI2I SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

SIX MONTHS ENDED JUNE 30, 2017 AND 2016 (UNAUDITED)

NOTE 8: PROVISION FOR INCOME TAXES

The provision (benefit) for income taxes for the six months ended June 30, 2017 and the year ended December 31, 2016 differs from the amount which would be expected as a result of applying the statutory tax rates to the losses before income taxes due primarily to the valuation allowance to fully reserve net deferred tax assets.

Realization of deferred tax assets is dependent upon sufficient future taxable income during the period that deductible temporary differences and carry-forwards are expected to be available to reduce taxable income. As the achievement of required future taxable income is uncertain, the Company recorded a valuation allowance.

	As of June 30, 2017	As of December 31, 2016
Deferred tax assets:
Net operating loss before non-deductible items	$(492,275)	$(437,701)
Tax rate	34%	34%
Total deferred tax assets	167,374	148,818
Less: Valuation allowance	(167,374)	(148,818)

Net deferred tax assets	$-	$-

As of June 30, 2017, the Company has a net operating loss carry forward of $492,275 expiring through 2037. The Company has provided a valuation allowance against the full amount of the deferred tax asset due to management’s uncertainty about its realization. Furthermore, the net operating loss carry forward may be subject to further limitation pursuant to Section 382 of the Internal Revenue Code. The valuation allowance was increased by $18,556 in 2017.

nOTE 9: CONCENTRATIONS

During the six months ended June 30, 2017 and 2016, the Company had one and two major customers comprising 100% and 99% of sales. A major customer is defined as a customer that represents 10% or greater of total sales. The Company does not believe that the risk associated with these customers will have an adverse effect on the business.

nOTE 10: SUBSEQUENT EVENTS

The Company is currently in discussion with acquirers and investors, and expects to be part of a publicly traded entity in 2017. There is nothing definitive as of the date of the financial statements.

F-25

OMNIM2M Inc.

December 31, 2016 AND 2016

F-26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Directors of

OmniM2M, Inc.

(formerly OmniM2M, LLC)

Issaquah, Washington

We have audited the accompanying balance sheets of OmniM2M, Inc. (formerly OmniM2M, LLC) (the “Company”) as of December 31, 2016 and 2015 and the related statements of operations, changes in stockholders’ deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of OmniM2M, Inc. (formerly OmniM2M, LLC) as of December 31, 2016 and 2015, and the results of its statements of operations, changes in stockholders’ deficit, and cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has sustained operating losses and needs to obtain additional financing to continue the development of their products. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ KBL, LLP
New York, NY
January 31, 2017

F-27

OMNIM2M, INC.

(FORMERLY OMNIM2M, LLC)

BALANCE SHEETS

DECEMBER 31, 2016 AND 2015

	2016	2015
ASSETS
Current Assets:
Cash	$1,084	$1,326
Accounts receivable, net	-	450
Prepaid expenses and other current assets	31,309	800
Total Current Assets	32,393	2,576
Fixed Assets, net of depreciation	1,907	8,620
TOTAL ASSETS	$34,300	$11,196

LIABILITIES AND STOCKHOLDERS’/PARTNERS DEFICIT

LIABILITIES
Current Liabilities:
Current portion of long-term debt - related party	$229,944	$45,535
Accounts payable and accrued expenses	88,760	49,048

Total Current Liabilities	318,704	94,583

Total Liabilities	318,704	94,583

STOCKHOLDERS’/PARTNERS DEFICIT*
Preferred stock, par value, $0.00001, 1,500,000 shares authorized, 403,386 and 395,549 shares/units issued and outstanding, respectively	4	4
Common stock, par value, $0.00001, 98,500,000 shares authorized, 1,080,270 issued and outstanding, respectively	11	11
Additional paid in capital	1,183,297	1,168,297
Accumulated deficit/partners deficit	(1,467,716)	(1,251,699)

Total Stockholders’ /Partners Deficit	(284,404)	(83,387)

TOTAL LIABILITIES AND STOCKHOLDERS’/PARTNERS DEFICIT	$34,300	$11,196

* Pursuant to the Articles of Conversion as of January 1, 2016, all units of capital in the LLC were converted into shares of the Corporation.

For presentation purposes, the Company has reflected the amounts as shares/units.

The accompanying notes are an integral part of these financial statements

F-28

OMNIM2M, INC.

(FORMERLY OMNIM2M, LLC)

STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	2016	2015

REVENUE, NET	$52,013	$16,123

OPERATING EXPENSES
Salaries and benefits	50,563	453,557
Consulting	6,825	81,292
Research and development	66,570	193,098
Rent expense	18,000	36,000
Professional fees	27,934	25,629
General and administrative expense	62,783	105,618
Depreciation	6,723	9,176

Total Expenses	239,398	904,370

NET LOSS BEFORE OTHER INCOME (EXPENSES)	(187,385)	(888,247)

OTHER INCOME (EXPENSES)
Interest expense	(28,632)	(27,709)

Total Other Income (Expense)	(28,632)	(27,709)

NET LOSS BEFORE PROVISION FOR INCOME TAXES	(216,017)	(915,956)

Provision for income taxes	-	-

NET LOSS	$(216,017)	$(915,956)

The accompanying notes are an integral part of these financial statements

F-29

OMNIM2M, INC.

(FORMERLY OMNIM2M, LLC)

STATEMENT OF CHANGES IN STOCKHOLDERS’/PARTNERS DEFICIT

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

					Additional
	Preferred Stock*		Common Stock*		Paid-In	Accumulated
	Shares/Units	Amount	Shares/Units	Amount	Capital*	Deficit	Total

Balance - December 31, 2014	-	$-	948,000	$10	$184,990	$(335,743)	$(150,743)

Units sold for cash	245,549	2	103,200	1	646,194	-	646,197

Units issued in conversion of related party debt	150,000	2	29,070	-	337,113	-	337,115

Net loss for the year	-	-	-	-	-	(915,956)	(915,956)

Balance - December 31, 2015	395,549	4	1,080,270	11	1,168,297	(1,251,699)	(83,387)

Shares sold for cash	7,837	-	-	-	15,000	-	15,000

Net loss for the year	-	-	-	-	-	(216,017)	(216,017)

Balance - December 31, 2016	403,386	$4	1,080,270	$11	$1,183,297	$(1,467,716)	$(284,404)

* Pursuant to the Articles of Conversion as of January 1, 2016, all units of capital in the LLC were converted into shares of the Corporation.

For presentation purposes, the Company has reflected the amounts as shares/units.

The accompanying notes are an integral part of these financial statements

F-30

OMNIM2M, INC.

(FORMERLY OMNIM2M, LLC)

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	2016	2015
CASH FLOW FROM OPERTING ACTIVIITES
Net loss	$(216,017)	$(915,956)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation	6,723	9,176
Changes in assets and liabilities
(Increase) decrease in accounts receivable	450	(450)
(Increase) in prepaid expenses	(30,509)	(800)
Increase in accounts payable and accrued expenses	39,702	49,177
Total adjustments	16,366	57,103

Net cash used in operating activities	(199,651)	(858,853)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of fixed assets	-	(11,929)
Net cash used in investing activities	-	(11,929)

CASH FLOWS FROM FINANCING ACTIVITES
Proceeds from sales of stock/units	15,000	646,197
Proceeds (repayments) from long-term debt - related parties, net	184,409	222,950
Net cash provided by financing activities	199,409	869,147

NET DECREASE IN CASH	(242)	(1,635)

CASH - BEGINNING OF YEAR	1,326	2,961

CASH - END OF YEAR	$1,084	$1,326

CASH PAID DURING THE YEAR FOR:
Interest expense	$4,300	$-

Income taxes	$-	$-

SUPPLEMENTAL NON-CASH INFORMATION:
Related party debt converted to shares/units	$-	$337,115

The accompanying notes are an integral part of these financial statements

F-31

OMNIM2M, INC.

(FORMERLY OMNIM2M, LLC)

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2016 AND 2015

NOTE 1: ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business and Organization

OmniM2M Inc. (the “Company” or “Omni”) was formed as OmniM2M LLC in 2014 is an innovative and growth-oriented company that develops and deploys “Internet of Things” (IoT) and “Mobile to Mobile” (M2M) products in order to meet the demand for sustainable, integrated solutions to contemporary business needs. Omni filed the Articles of Conversion as of January 1, 2016 to convert the company to a “C” corporation.

OmniM2M Bundled Solutions: OmniM2M offers a bundled solution to their customer. This bundle typically includes the following components:

1.	Hardware: This hardware typically measures temperature, movement, fluid levels, etc. Most of this hardware is bought by the Company. Some hardware, specifically for Pest Control, is designed and built by the Company.

2.	Connectivity: The hardware uses Cellular Connectivity to communicate to the Software. The connectivity is procured from the phone company – primarily Verizon.

3.	Software: OmniM2M builds this proprietary software. It resides in the cloud and is billed as a subscription service.

OmniM2M offers these bundled solutions for the following industries:

1.	Pest Control: This was the first industry that the Company initiated work on was for Pest control. The Solution includes a sensor that is mounted on a trap. This sensor alerts the operator (via text message) when a critter is caught. The Company initiated design work on this late in 2014 and built it in 2015. The industry work was mentioned in a Press Release when the partnership with Tomahawk was announced in January 2016.

2	. Temperature monitoring: This Solution includes a sensor that measures and monitors temperature. The operator gets a text message (via the software in the cloud) when the temperature is outside the user-defined range. The Company started building this solution in 2015 and deploying in 2016, including a large project at Microsoft (via The Compass Group).

3.	Tank Monitoring: This Solution is meant to measure the level of liquid in large tanks. The sensor measures the level and lets the operator know when it reaches the user defined level, thereby avoiding expensive situations of the liquid running out. This Solution is still in Pilot mode and has been deployed at one customer in Western Washington.

4	. Future: The Company has efforts underway to build solutions for Golf Courses and Asset Tracking.

Basis of Presentation

The accompanying financial statements have been prepared in conformity with U.S generally accepted accounting principles (“GAAP”) and the rules and regulations of the United States Securities and Exchange Commission (the “Commission”). It is Management’s opinion, that all material adjustments (consisting of normal recurring adjustments) have been made which are necessary for a fair financial statement presentation.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the U.S. requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. These estimates include, but are not limited to, management’s estimate of provisions required for non-collectible accounts receivable, depreciable lives, determination of technological feasibility, and valuation allowances of deferred tax assets. Actual results could differ from those estimates.

Cash

Cash consists of cash in the bank.

F-32

OMNIM2M, INC.

(FORMERLY OMNIM2M, LLC)

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2016 AND 2015

Property and Equipment and Long-Lived Assets

Property and equipment is stated at cost. Depreciation on property and equipment is computed using the straight-line method over the estimated useful lives of the assets, which range from three to seven years.

Intangible assets with definite useful lives are stated at cost less accumulated amortization. The Company has had and currently does have computer software development underway, however, has determined that the costs associated with this development, currently do not meet the requirements for capitalization under ASC 985-20-25. The Company will continue to monitor the development of such software in relationship to the requirements under the ASC in the future to determine if capitalization is warranted.

The Company will assess the impairment of identifiable intangibles whenever events or changes in circumstances indicate that the carrying value may not be recoverable at the time they do have intangible assets. Factors the Company considers to be important which could trigger an impairment review include the following:

1.	Significant underperformance relative to expected historical or projected future operating results;

2.	Significant changes in the manner of use of the acquired assets or the strategy for the overall business; and

3.	Significant negative industry or economic trends.

When the Company determines that the carrying value of intangibles may not be recoverable based upon the existence of one or more of the above indicators of impairment and the carrying value of the asset cannot be recovered from projected undiscounted cash flows, the Company records an impairment charge. The Company will measure any impairment based on a projected discounted cash flow method using a discount rate determined by management to be commensurate with the risk inherent in the current business model. Significant management judgment is required in determining whether an indicator of impairment exists and in projecting cash flows.

The Company did not consider it necessary to record any impairment charges during the years ended December 31, 2016 and 2015.

Advertising Expense

The Company expenses advertising costs, as incurred. Advertising expenses for the years ended December 31, 2016 and 2015 are included in other general and administrative costs.

Software Costs

The Company accounts for software development costs in accordance with ASC 985.730, Software Research and Development, and ASC 985-20, Costs of Software to be Sold, Leased or Marketed. ASC 985-20 requires that costs related to the development of the Company’s products be capitalized as an asset when incurred subsequent to the point at which technological feasibility of the enhancement is established. ASC 985-20 specifies that “technological feasibility” can only be established by the completion of a “detailed program design” or if no such design is prepared, upon the completion of a “working model” of the software. The Company’s development process does not include a detailed program design. Management believes that such a design could be produced in the early stages of development but would entail significant wasted expense and delay. Consequently, ASC 985-20 requires that development costs be recorded as an expense until the completion of a “working model”. In the Company’s case, the completion of a working model does not occur until shortly before the time when the software is ready for sale.

Research and Development Costs

Research and development costs are expensed as incurred.

Subsequent Events

Subsequent events were evaluated through the date the financial statements were issued.

F-33

OMNIM2M, INC.

(FORMERLY OMNIM2M, LLC)

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2016 AND 2015

Revenue Recognition

In regards to revenue, the Company recognizes revenue when the following criteria have been met:

Evidence of an arrangement exists. The Company considers a customer purchase order, service agreement, contract, or equivalent document to be evidence of an arrangement.

Delivery has occurred. The Company’s standard offering includes shipping a piece of hardware to the customer and providing a monthly subscription service that includes cellular connectivity and cloud based software. Thus, delivery is considered to have occurred when the hardware is shipped and the subscription service is initiated. All are considered a bundled service.

The fee is fixed or determinable. The Company considers the fee to be fixed or determinable if the fee is not subject to refund or adjustment and payment terms are standard, which is generally 30-60 days.

Collection is deemed reasonably assured. Collection is deemed reasonably assured if it is expected that the customer will be able to pay amounts under the arrangement as payments become due. If it is determined that collection is not reasonably assured, then revenue is deferred and recognized upon cash collection.

The Company for its software revenue will recognize revenues in accordance with ASC 985-605, Software Revenue Recognition.

Revenue from software license agreements is recognized when persuasive evidence of an agreement exists, delivery of the software has occurred, the fee is fixed or determinable, and collectability is probable. In software arrangements that include more than one element, the Company allocates the total arrangement fee among the elements based on the relative fair value of each of the elements.

The Company enters into arrangements that can include various combinations of software, services, and hardware. Where elements are delivered over different periods of time, and when allowed under U.S. GAAP, revenue is allocated to the respective elements based on their relative selling prices at the inception of the arrangement, and revenue is recognized as each element is delivered. The Company uses a hierarchy to determine the fair value to be used for allocating revenue to elements: (i) vendor-specific objective evidence of fair value (“VSOE”), (ii) third-party evidence, and (iii) best estimate of selling price (“ESP”). For software elements, the Company follows the industry specific software guidance which only allows for the use of VSOE in establishing fair value. Generally, VSOE is the price charged when the deliverable is sold separately or the price established by management for a product that is not yet sold if it is probable that the price will not change before introduction into the marketplace.

ESPs are established as best estimates of what the selling prices would be if the deliverables were sold regularly on a stand-alone basis. The process for determining ESPs requires judgment and considers multiple factors that may vary over time depending upon the unique facts and circumstances related to each deliverable.

When the arrangement with a customer includes significant production, modification, or customization of the software, we recognize the related revenue using the percentage-of-completion method in accordance with the accounting guidance and certain production-type contracts contained in ASC 605-35, Construction-Type and Production-Type Contracts. We use the percentage of completion method provided all of the following conditions exist:

●	the contract includes provisions that clearly specify the enforceable rights regarding goods or services to be provided and received by the parties, the consideration to be exchanged and the manner and terms of settlement;

●	the customer can be expected to satisfy its obligations under the contract;

●	the Company can be expected to perform its contractual obligations; and

●	reliable estimates of progress towards completion can be made.

We measure completion based on achieving milestones detailed in the agreements with the customers. Costs of providing services, including services accounted for in accordance with ASC 605-35, are expensed as incurred.

F-34

OMNIM2M, INC.

(FORMERLY OMNIM2M, LLC)

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2016 AND 2015

Accounts Receivable and Concentration of Credit Risk

The Company considers accounts receivable, net of allowance for returns and doubtful accounts, to be fully collectible. The allowance is based on management’s estimate of the overall collectability of accounts receivable, considering historical losses and economic conditions. Based on these same factors, individual accounts are charged off against the allowance when management determines those individual accounts are uncollectible. Credit extended to customers is generally uncollateralized. Past-due status is based on contractual terms.

Uncertain Tax Positions

The Company follows ASC 740-10, “Accounting for Uncertainty in Income Taxes”. This requires recognition and measurement of uncertain income tax positions using a “more-likely-than-not” approach. Management evaluates their tax positions on an annual basis.

The Company files income tax returns in the U.S. federal tax jurisdiction and various state tax jurisdictions. The federal and state income tax returns of the Company are subject to examination by the IRS and state taxing authorities, generally for three years after they were filed.

Fair Value of Financial Instruments

ASC 825, “Financial Instruments,” requires the Company to disclose estimated fair values for its financial instruments. Fair value estimates, methods, and assumptions are set forth below for the Company’s financial instruments: The carrying amount of cash, accounts receivable, prepaid and other current assets, accounts payable and accrued expenses, and accounts payable to related parties, approximate fair value because of the short-term maturity of those instruments. The Company does not utilize derivative instruments.

Recoverability of Long-Lived Assets

The Company reviews recoverability of long-lived assets on a periodic basis whenever events and changes in circumstances have occurred which may indicate a possible impairment. The assessment for potential impairment is based primarily on the Company’s ability to recover the carrying value of its long-lived assets from expected future cash flows from its operations on an undiscounted basis. If such assets are determined to be impaired, the impairment recognized is the amount by which the carrying value of the assets exceeds the fair value of the assets. Fixed assets to be disposed of by sale will be carried at the lower of the then current carrying value or fair value less estimated costs to sell.

Related Party Transactions

Parties are considered to be related to the Company if the parties directly or indirectly, through one or more intermediaries, control, are controlled by, or are under common control with the Company. Related parties also include principal stockholders of the Company, its management, members of the immediate families of principal stockholders of the Company and its management and other parties with which the Company may deal where one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests. The Company discloses all related party transactions. All transactions shall be recorded at fair value of the goods or services exchanged. Property purchased from a related party is recorded at the cost to the related party and any payment to or on behalf of the related party in excess of the cost is reflected as compensation or distribution to related parties depending on the transaction.

F-35

OMNIM2M, INC.

(FORMERLY OMNIM2M, LLC)

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2016 AND 2015

Recently Issued Accounting Standards

In August 2016, the Financial Accounting Standards Board (FASB) issued Accounting Standard Update (ASU) No. 2016-15, “Statement of Cash Flows (Topic 230), Classification of Certain Cash Receipts and Cash Payments”. The amendments in this update provided guidance on eight specific cash flow issues. This update is to provide specific guidance on each of the eight issues, thereby reducing the diversity in practice in how certain transactions are classified in the statement of cash flows. ASU 2016-15 is effective for fiscal years and interim periods beginning after December 31, 2017. Early adoption is permitted. The Company is assessing the impact, if any, of implementing this guidance on its financial position, results of operations and liquidity.

In February 2016, the FASB issued ASU No. 2016-02, “Leases (Topic 842)”. ASU 2016-02 changes the accounting for leased assets, principally by requiring balance sheet recognition of assets under lease arrangements. It is effective for annual reporting periods, and interim periods within those years, beginning after December 15, 2018. The Company is currently in the process of evaluating the impact of the adoption of ASU 2016-02 on its financial statements.

In August 2014, the FASB issued ASU 2014-15, “Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern.” This standard sets forth management’s responsibility to evaluate, each reporting period, whether this is substantial doubt about the Company’s ability to continue as a going concern, and if so, to provide related disclosures. ASU 2014-15 is effective for annual periods ending after December 31, 2016. The Company has evaluated this guidance, and assessed the impact in its evaluation of going concern.

In May 2014, August 2015 and May 2016, the FASB issued ASU 2014-09, “Revenue from Contracts with Customers”, ASU 2015-14, “Revenue from Contracts with Customers, Deferral of the Effective Date”, and ASU 2016-12, “Revenue from Contracts with Customers, Narrow-Scope Improvements and Practical Expedients”, respectively, which implement ASC Topic 606. ASC Topic 606 outlines a single comprehensive model for entities to use in accounting for revenue arising from contracts with customers and supersedes most current revenue recognition guidance under US GAAP, including industry-specific guidance. It also requires entities to disclose both quantitative and qualitative information that enable financial statements users to understand the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers. The amendments in these ASUs are effective for annual periods beginning after December 15, 2017, and interim periods therein. Early adoption is permitted for annual periods beginning after December 15, 2016. These ASUs may be applied retrospectively with a cumulative adjustment to retained earnings in the year of adoption. The Company s assessing the impact, if any, of implementing this guidance on its financial position, results of operations and liquidity.

Going Concern

The Company commenced operations in 2014, and has experienced typical start-up costs and losses from operations since inception. The accumulated deficit of $1,467,716 as of December 31, 2016, as well as recurring losses of $216,017 and $915,956 for the years ended December 31, 2016 and 2015, respectively, have resulted in the uncertainty of the Company to continue as a going concern. Additionally, the Company was a working capital deficit in the amount of $286,311.

These financial statements of the Company have been prepared assuming that the Company will continue as a going concern, which contemplates, among other things, the realization of assets and the satisfaction of liabilities in the normal course of business over a reasonable period of time.

The Company plans to raise additional capital to carry out its business plan following a merger transaction in 2017. The Company’s ability to raise additional capital through future equity and debt securities issuances is unknown. Obtaining additional financing, the successful development of the Company’s contemplated plan of operations, ultimately, to profitable operations are necessary for the Company to continue operations. The ability to successfully resolve these factors raises substantial doubt about the Company’s ability to continue as a going concern. The financial statements of the Company do not include any adjustments that may result from the outcome of the uncertainties.

F-36

OMNIM2M, INC.

(FORMERLY OMNIM2M, LLC)

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2016 AND 2015

NOTE 2: PROPERTY AND EQUIPMENT

Property and equipment consisted of the following as of December 31, 2016 and 2015:

	2016	2015
Furniture and fixtures	$2,784	$4,735
Office equipment	3,260	4,907
M2M equipment	14,126	12,943
Computer Software	-	2,278
Subtotal	20,170	24,863
Accumulated Depreciation	(18,263)	(16,243)
Net	$1,907	$8,620

Depreciation expense for the years ended December 31, 2016 and 2015 was $6,723 and $9,176, respectively. There was no impairment on these assets for this two-year period. The Company disposed of certain fully depreciated fixed assets valued at $4,703, and reclassified certain assets from 2015 into M2M equipment form other categories in 2016.

NOTE 3: LONG-TERM DEBT – RELATED PARTIES

The following is a summary of long-term debt – related parties as of December 31, 2016 and 2015:

		2016	2015
Promissory note – CEO	(a)	$207,944	$45,535
Promissory note – Satinder Thiara	(b)	22,000	-
Total (all current portion)		$229,944	$45,535

(a)	This is an unsecured loan from the CEO entered into January 1, 2015. It is due on demand and therefore reflected as a current liability. The loan accrues interest at 15% per annum (1.25% monthly). Interest expense on this loan for the years ended December 31, 2016 and 2015, was $22,131 and $27,709, respectively. Accrued interest at December 31, 2016 was $49,840.

(b)	This is an unsecured loan from Satinder Thiara entered into May 25, 2016, with an interest rate of 15% per annum (1.25% monthly), due December 31, 2017. Satinder Thiara is a shareholder of the Company. Interest expense on this loan for the period ended December 31, 2016 was $2,200. Accrued interest at December 31, 2016 was $2,200.

NOTE 4: STOCKHOLDERS’/PARTNERS DEFICIT

On May 27, 2014, OmniM2M LLC was formed, and authorized to issue 100,000,000 common units. For purposes of disclosure, units and shares are used synonymously due to the conversion from an LLC to a “C” corporation in 2016.

The Company has the authorization to issue up to 1,500,000 of preferred units (“Series Seed Preferred Units”), and 98,500,000 common units, each with a par value of $0.00001.

In June and July, 2014, the Company issued 948,000 common units for $185,000.

In 2015, the Company issued 29,070 common units for $50,000 to a shareholder of the Company to convert a portion of his loan, and 103,200 common units for $176,194.

F-37

OMNIM2M, INC.

(FORMERLY OMNIM2M, LLC)

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2016 AND 2015

In 2015, there were 150,000 preferred units issued to a shareholder of the Company for $287,115 to convert a portion of his loan, and 245,549 preferred units sold for $470,003.

The Series Seed Preferred units were incorporated with 1,500,000 units with a par value of $0.00001.

General Preferences and Rights - The Series Seed Preferred Members of the Company are entitled, to the fullest extent applicable, to all rights, privileges, and preferences applicable to Series Seed Preferred Members of the Company generally.

Liquidation - In the event of a liquidation, Series Seed Preferred Units shall be entitled to receive, in preference to the common units of the Company, liquidating distributions upon the occurrence of a liquidation, in the amount equal to one times (1x) the original capital contribution for such Series Seed Preferred units. In the event of a liquidation, after satisfying all creditors of the Company, Series Seed Preferred Unit holders will then have their distributions, followed by the common holders.

On January 1, 2016, OmniM2M LLC was converted into a “C” Corporation, and all the Units were converted to Shares.

In 2016, the Company issued an additional 7,837 preferred shares for $15,000.

As of December 31, 2016, the Company has 403,386 preferred shares and 1,080,270 common shares issued and outstanding.

NOTE 5: COMMITMENTS AND CONTINGENCIES

Operating Leases

The Company subleases office space from Ci2i Services, Inc., a related party for $3,000 per month through April 2017. Rent expense for the years ended December 31, 2016 and 2015, were $18,000 and $36,000, respectively. The last six months of 2016 was rent-free as Ci2i subleased the office to another company, and the OmniM2M team was working remotely. OmniM2M expects to move into a new office in Bellevue in February 2017.

NOTE 6: PROVISION FOR INCOME TAXES

The provision (benefit) for income taxes for the year ended December 31, 2016 differs from the amount which would be expected as a result of applying the statutory tax rates to the losses before income taxes due primarily to the valuation allowance to fully reserve net deferred tax assets.

Realization of deferred tax assets is dependent upon sufficient future taxable income during the period that deductible temporary differences and carry-forwards are expected to be available to reduce taxable income. As the achievement of required future taxable income is uncertain, the Company recorded a valuation allowance.

As of December 31, 2016
Deferred tax assets:
Net operating loss before non-deductible items	$(216,017)
Tax rate	34%
Total deferred tax assets	73,446
Less: Valuation allowance	(73,446)

Net deferred tax assets	$-

As of December 31, 2016, the Company has a net operating loss carry forward of $216,017 expiring through 2036. The Company has provided a valuation allowance against the full amount of the deferred tax asset due to management’s uncertainty about its realization. Furthermore, the net operating loss carry forward may be subject to further limitation pursuant to Section 382 of the Internal Revenue Code.

nOTE 7: CONCENTRATIONS

During the years ended December 31, 2016 and 2015, the Company had two and one major customer comprising 61% and 44% of sales. A major customer is defined as a customer that represents 10% or greater of total sales. Additionally, the Company had two customers as of December 31, 2015 with accounts receivable balances of 100% of the total accounts receivable. The Company does not believe that the risk associated with these customers will have an adverse effect on the business.

nOTE 8: SUBSEQUENT EVENTS

The Company is currently in discussion with acquirers and investors, and expects to be part of a publicly traded entity in 2017. There is nothing definitive as of the date of the financial statements.

F-38

OMNIM2M, INC.

JUNE 30, 2017 AND 2016 (UNAUDITED)

F-39

OMNIM2M, INC.

BALANCE SHEETS

JUNE 30, 2017 (UNAUDITED) AND DECEMBER 31, 2016

	JUNE 30, 2017	DECEMBER 31, 2016
	(UNAUDITED)
ASSETS
Current Assets:
Cash	$850	$1,084
Accounts receivable, net	4,115	-
Prepaid expenses and other current assets	18,718	18,718

Total Current Assets	23,683	19,802

Fixed assets, net of depreciation	500	1,907

TOTAL ASSETS	$24,183	$21,709

LIABILITIES AND STOCKHOLDERS’ DEFICIT
LIABILITIES
Current Liabilities:
Current portion of long-term debt - related party	$238,403	$217,353
Accounts payable and accrued expenses	105,213	88,760

Total Current Liabilities	343,616	306,113

Total Liabilities	343,616	306,113

STOCKHOLDERS’ DEFICIT
Preferred stock, par value, $0.00001, 1,500,000 shares authorized, 403,386 and 395,549 shares/units issued and outstanding, respectively	4	4
Common stock, par value, $0.00001, 98,500,000 shares authorized, 1,080,270 issued and outstanding, respectively	11	11
Additional paid in capital	1,183,297	1,183,297
Accumulated deficit deficit	(1,502,745)	(1,467,716)

Total Stockholders’ Deficit	(319,433)	(284,404)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$24,183	$21,709

The accompanying notes are an integral part of these financial statements.

F-40

OMNIM2M, INC.

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2017 AND 2016 (UNAUDITED)

	2017	2016

REVENUE, NET	$11,742	$37,406

OPERATING EXPENSES
Salaries and benefits	185	49,651
Consulting	-	6,600
Research and development	525	89,097
Rent expense	-	18,000
Professional fees	26,800	19,704
General and administrative expense	555	22,993
Depreciation	1,407	3,362

Total Expenses	29,472	209,407

NET LOSS BEFORE OTHER INCOME (EXPENSES)	(17,730)	(172,001)

OTHER INCOME (EXPENSES)
Interest expense	(17,299)	(20,904)

Total Other Income (Expense)	(17,299)	(20,904)

NET LOSS BEFORE PROVISION FOR INCOME TAXES	(35,029)	(192,905)

Provision for income taxes	-	-

NET LOSS	$(35,029)	$(192,905)

The accompanying notes are an integral part of these financial statements.

F-41

OMNIM2M, INC.

STATEMENT OF CHANGES IN STOCKHOLDERS’ DEFICIT

FOR THE SIX MONTHS ENDED JUNE 30, 2017 (UNAUDITED) AND

FOR THE YEAR ENDED DECEMBER 31, 2016

	Preferred Stock		Common Stock		Paid-In	Accumulated
	Shares	Amount	Shares	Amount	Capital	Deficit	Total

Balance - December 31, 2015	395,549	$4	1,080,270	$11	$1,168,297	$(1,251,699)	$(83,387)

Shares sold for cash	7,837	-	-	-	15,000	-	15,000

Net loss for the year	-	-	-	-	-	(216,017)	(216,017)

Balance - December 31, 2016	403,386	4	1,080,270	11	1,183,297	(1,467,716)	(284,404)

Net loss for the period	-	-	-	-	-	(35,029)	(35,029)

Balance - June 30, 2017	403,386	$4	1,080,270	$11	$1,183,297	$(1,502,745)	$(319,433)

The accompanying notes are an integral part of these financial statements.

F-42

OMNIM2M, INC.

STATEMENTS OF CASH FLOWS

FOR THE SIX MONTHS ENDED JUNE 30, 2017 AND 2016 (UNAUDITED)

	2017	2016
CASH FLOW FROM OPERTING ACTIVIITES
Net loss	$(35,029)	$(192,905)
Adjustments to reconcile net loss to net cash
used in operating activities

Depreciation	1,407	3,362
Changes in assets and liabilities
(Increase) decrease in accounts receivable	(4,115)	71
(Increase) decrease in prepaid expenses	-	(14,847)
Increase in accounts payable and accrued expenses	16,453	88,445
Total adjustments	13,745	77,031

Net cash used in operating activities	(21,284)	(115,874)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of fixed assets	-	-
Net cash used in investing activities	-	-

CASH FLOWS FROM FINANCING ACTIVITES
Proceeds from sales of stock	-	15,000
Proceeds (repayments) from long-term debt - related parties, net	21,050	100,800
Net cash provided by financing activities	21,050	115,800

NET DECREASE IN CASH	(234)	(74)

CASH - BEGINNING OF YEAR	1,084	1,326

CASH - END OF PERIOD	$850	$1,252

CASH PAID DURING THE YEAR FOR:
Interest expense	$-	$2,050

Income taxes	$-	$-

The accompanying notes are an integral part of these financial statements.

F-43

OMNIM2M, INC.

NOTES TO FINANCIAL STATEMENTS

SIX MONTHS ENDED JUNE 30, 2017 AND 2016 (UNAUDITED)

NOTE 1: ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business and Organization

OmniM2M Inc. (the “Company” or “Omni”) was formed as OmniM2M LLC in 2014 is an innovative and growth-oriented company that develops and deploys “Internet of Things” (IoT) and “Mobile to Mobile” (M2M) products in order to meet the demand for sustainable, integrated solutions to contemporary business needs. Omni filed the Articles of Conversion as of January 1, 2016 to convert the company to a “C” corporation.

OmniM2M Bundled Solutions: OmniM2M offers a bundled solution to their customer. This bundle typically includes the following components:

1.	Hardware: This hardware typically measures temperature, movement, fluid levels, etc. Most of this hardware is bought by the Company. Some hardware, specifically for Pest Control, is designed and built by the Company.
2.	Connectivity: The hardware uses Cellular Connectivity to communicate to the Software. The connectivity is procured from the phone company – primarily Verizon.
3.	Software: OmniM2M builds this proprietary software. It resides in the cloud and is billed as a subscription service.

OmniM2M offers these bundled solutions for the following industries:

1.	Pest Control: This was the first industry that the Company initiated work on was for Pest control. The Solution includes a sensor that is mounted on a trap. This sensor alerts the operator (via text message) when a critter is caught. The Company initiated design work on this late in 2014 and built it in 2015. The industry work was mentioned in a Press Release when the partnership with Tomahawk was announced in January 2016.
2.	Temperature monitoring: This Solution includes a sensor that measures and monitors temperature. The operator gets a text message (via the software in the cloud) when the temperature is outside the user-defined range. The Company started building this solution in 2015 and deploying in 2016, including a large project at Microsoft (via The Compass Group).
3.	Tank Monitoring: This Solution is meant to measure the level of liquid in large tanks. The sensor measures the level and lets the operator know when it reaches the user defined level, thereby avoiding expensive situations of the liquid running out. This Solution is still in Pilot mode and has been deployed at one customer in Western Washington.
4.	Future: The Company has efforts underway to build solutions for Golf Courses and Asset Tracking.

Basis of Presentation

The accompanying financial statements have been prepared in conformity with U.S generally accepted accounting principles (“GAAP”) and the rules and regulations of the United States Securities and Exchange Commission (the “Commission”). It is Management’s opinion, that all material adjustments (consisting of normal recurring adjustments) have been made which are necessary for a fair financial statement presentation.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the U.S. requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. These estimates include, but are not limited to, management’s estimate of provisions required for non-collectible accounts receivable, depreciable lives, determination of technological feasibility, and valuation allowances of deferred tax assets. Actual results could differ from those estimates.

Cash

Cash consists of cash in the bank.

F-44

OMNIM2M, INC.

NOTES TO FINANCIAL STATEMENTS

SIX MONTHS ENDED JUNE 30, 2017 AND 2016 (UNAUDITED)

Property and Equipment and Long-Lived Assets

Property and equipment is stated at cost. Depreciation on property and equipment is computed using the straight-line method over the estimated useful lives of the assets, which range from three to seven years.

Intangible assets with definite useful lives are stated at cost less accumulated amortization. The Company has had and currently does have computer software development underway, however, has determined that the costs associated with this development, currently do not meet the requirements for capitalization under ASC 985-20-25. The Company will continue to monitor the development of such software in relationship to the requirements under the ASC in the future to determine if capitalization is warranted.

The Company will assess the impairment of identifiable intangibles whenever events or changes in circumstances indicate that the carrying value may not be recoverable at the time they do have intangible assets. Factors the Company considers to be important which could trigger an impairment review include the following:

1. Significant underperformance relative to expected historical or projected future operating results;

2. Significant changes in the manner of use of the acquired assets or the strategy for the overall business; and

3. Significant negative industry or economic trends.

When the Company determines that the carrying value of intangibles may not be recoverable based upon the existence of one or more of the above indicators of impairment and the carrying value of the asset cannot be recovered from projected undiscounted cash flows, the Company records an impairment charge. The Company will measure any impairment based on a projected discounted cash flow method using a discount rate determined by management to be commensurate with the risk inherent in the current business model. Significant management judgment is required in determining whether an indicator of impairment exists and in projecting cash flows.

The Company did not consider it necessary to record any impairment charges during the six months ended June 30, 2017 and 2016.

Advertising Expense

The Company expenses advertising costs, as incurred. Advertising expenses for the six months ended June 30, 2017 and 2016 are included in other general and administrative costs.

Software Costs

The Company accounts for software development costs in accordance with ASC 985.730, Software Research and Development, and ASC 985-20, Costs of Software to be Sold, Leased or Marketed. ASC 985-20 requires that costs related to the development of the Company’s products be capitalized as an asset when incurred subsequent to the point at which technological feasibility of the enhancement is established. ASC 985-20 specifies that “technological feasibility” can only be established by the completion of a “detailed program design” or if no such design is prepared, upon the completion of a “working model” of the software. The Company’s development process does not include a detailed program design. Management believes that such a design could be produced in the early stages of development but would entail significant wasted expense and delay. Consequently, ASC 985-20 requires that development costs be recorded as an expense until the completion of a “working model”. In the Company’s case, the completion of a working model does not occur until shortly before the time when the software is ready for sale.

Research and Development Costs

Research and development costs are expensed as incurred.

Subsequent Events

Subsequent events were evaluated through the date the financial statements were issued.

F-45

OMNIM2M, INC.

NOTES TO FINANCIAL STATEMENTS

SIX MONTHS ENDED JUNE 30, 2017 AND 2016 (UNAUDITED)

Revenue Recognition

In regards to revenue, the Company recognizes revenue when the following criteria have been met:

Evidence of an arrangement exists. The Company considers a customer purchase order, service agreement, contract, or equivalent document to be evidence of an arrangement.

Delivery has occurred. The Company’s standard offering includes shipping a piece of hardware to the customer and providing a monthly subscription service that includes cellular connectivity and cloud based software. Thus, delivery is considered to have occurred when the hardware is shipped and the subscription service is initiated. All are considered a bundled service.

The fee is fixed or determinable. The Company considers the fee to be fixed or determinable if the fee is not subject to refund or adjustment and payment terms are standard, which is generally 30-60 days.

Collection is deemed reasonably assured. Collection is deemed reasonably assured if it is expected that the customer will be able to pay amounts under the arrangement as payments become due. If it is determined that collection is not reasonably assured, then revenue is deferred and recognized upon cash collection.

The Company for its software revenue will recognize revenues in accordance with ASC 985-605, Software Revenue Recognition.

Revenue from software license agreements is recognized when persuasive evidence of an agreement exists, delivery of the software has occurred, the fee is fixed or determinable, and collectability is probable. In software arrangements that include more than one element, the Company allocates the total arrangement fee among the elements based on the relative fair value of each of the elements.

The Company enters into arrangements that can include various combinations of software, services, and hardware. Where elements are delivered over different periods of time, and when allowed under U.S. GAAP, revenue is allocated to the respective elements based on their relative selling prices at the inception of the arrangement, and revenue is recognized as each element is delivered. The Company uses a hierarchy to determine the fair value to be used for allocating revenue to elements: (i) vendor-specific objective evidence of fair value (“VSOE”), (ii) third-party evidence, and (iii) best estimate of selling price (“ESP”). For software elements, the Company follows the industry specific software guidance which only allows for the use of VSOE in establishing fair value. Generally, VSOE is the price charged when the deliverable is sold separately or the price established by management for a product that is not yet sold if it is probable that the price will not change before introduction into the marketplace.

ESPs are established as best estimates of what the selling prices would be if the deliverables were sold regularly on a stand-alone basis. The process for determining ESPs requires judgment and considers multiple factors that may vary over time depending upon the unique facts and circumstances related to each deliverable.

When the arrangement with a customer includes significant production, modification, or customization of the software, we recognize the related revenue using the percentage-of-completion method in accordance with the accounting guidance and certain production-type contracts contained in ASC 605-35, Construction-Type and Production-Type Contracts. We use the percentage of completion method provided all of the following conditions exist:

●	the contract includes provisions that clearly specify the enforceable rights regarding goods or services to be provided and received by the parties, the consideration to be exchanged and the manner and terms of settlement;
●	the customer can be expected to satisfy its obligations under the contract;
●	the Company can be expected to perform its contractual obligations; and
●	reliable estimates of progress towards completion can be made.

We measure completion based on achieving milestones detailed in the agreements with the customers. Costs of providing services, including services accounted for in accordance with ASC 605-35, are expensed as incurred.

F-46

OMNIM2M, INC.

NOTES TO FINANCIAL STATEMENTS

SIX MONTHS ENDED JUNE 30, 2017 AND 2016 (UNAUDITED)

Accounts Receivable and Concentration of Credit Risk

The Company considers accounts receivable, net of allowance for returns and doubtful accounts, to be fully collectible. The allowance is based on management’s estimate of the overall collectability of accounts receivable, considering historical losses and economic conditions. Based on these same factors, individual accounts are charged off against the allowance when management determines those individual accounts are uncollectible. Credit extended to customers is generally uncollateralized. Past-due status is based on contractual terms.

Uncertain Tax Positions

The Company follows ASC 740-10, “Accounting for Uncertainty in Income Taxes”. This requires recognition and measurement of uncertain income tax positions using a “more-likely-than-not” approach. Management evaluates their tax positions on an annual basis.

The Company files income tax returns in the U.S. federal tax jurisdiction and various state tax jurisdictions. The federal and state income tax returns of the Company are subject to examination by the IRS and state taxing authorities, generally for three years after they were filed.

Fair Value of Financial Instruments

ASC 825, “Financial Instruments,” requires the Company to disclose estimated fair values for its financial instruments. Fair value estimates, methods, and assumptions are set forth below for the Company’s financial instruments: The carrying amount of cash, accounts receivable, prepaid and other current assets, accounts payable and accrued expenses, and accounts payable to related parties, approximate fair value because of the short-term maturity of those instruments. The Company does not utilize derivative instruments.

Recoverability of Long-Lived Assets

The Company reviews recoverability of long-lived assets on a periodic basis whenever events and changes in circumstances have occurred which may indicate a possible impairment. The assessment for potential impairment is based primarily on the Company’s ability to recover the carrying value of its long-lived assets from expected future cash flows from its operations on an undiscounted basis. If such assets are determined to be impaired, the impairment recognized is the amount by which the carrying value of the assets exceeds the fair value of the assets. Fixed assets to be disposed of by sale will be carried at the lower of the then current carrying value or fair value less estimated costs to sell.

Related Party Transactions

Parties are considered to be related to the Company if the parties directly or indirectly, through one or more intermediaries, control, are controlled by, or are under common control with the Company. Related parties also include principal stockholders of the Company, its management, members of the immediate families of principal stockholders of the Company and its management and other parties with which the Company may deal where one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests. The Company discloses all related party transactions. All transactions shall be recorded at fair value of the goods or services exchanged. Property purchased from a related party is recorded at the cost to the related party and any payment to or on behalf of the related party in excess of the cost is reflected as compensation or distribution to related parties depending on the transaction.

F-47

OMNIM2M, INC.

NOTES TO FINANCIAL STATEMENTS

SIX MONTHS ENDED JUNE 30, 2017 AND 2016 (UNAUDITED)

Recently Issued Accounting Standards

In January 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standard Update (ASU) No. 2017-01 Business Combinations (Topic 805), Clarifying the Definition of a Business. The amendments in this update are required for public business entities that have goodwill reported in their financial statements and have not elected the private company alternative for the subsequent measurement of goodwill. The update is intended to clarify the definition of a business with the objective of adding guidance to assist entities with evaluating whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses. The definition of a business affects many areas of accounting including acquisitions, disposals, goodwill, and consolidation. Public business entities should apply the amendments in this update to annual periods beginning after December 15, 2017. Early application is permitted under certain conditions. The Company is assessing the impact, if any, of implementing this guidance on its financial position and results of operations.

In August 2016, FASB issued ASU No. 2016-15, “Statement of Cash Flows (Topic 230), Classification of Certain Cash Receipts and Cash Payments”. The amendments in this update provided guidance on eight specific cash flow issues. This update is to provide specific guidance on each of the eight issues, thereby reducing the diversity in practice in how certain transactions are classified in the statement of cash flows. ASU 2016-15 is effective for fiscal years and interim periods beginning after December 31, 2017. Early adoption is permitted. The Company is assessing the impact, if any, of implementing this guidance on its financial position, results of operations and liquidity.

In February 2016, the FASB issued ASU No. 2016-02, “Leases (Topic 842)”. ASU 2016-02 changes the accounting for leased assets, principally by requiring balance sheet recognition of assets under lease arrangements. It is effective for annual reporting periods, and interim periods within those years, beginning after December 15, 2018. The Company is currently in the process of evaluating the impact of the adoption of ASU 2016-02 on its financial statements.

In August 2014, the FASB issued ASU 2014-15, “Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern.” This standard sets forth management’s responsibility to evaluate, each reporting period, whether this is substantial doubt about the Company’s ability to continue as a going concern, and if so, to provide related disclosures. ASU 2014-15 is effective for annual periods ending after December 31, 2016. The Company has evaluated this guidance, and assessed the impact in its evaluation of going concern.

In May 2014, August 2015 and May 2016, the FASB issued ASU 2014-09, “Revenue from Contracts with Customers”, ASU 2015-14, “Revenue from Contracts with Customers, Deferral of the Effective Date”, and ASU 2016-12, “Revenue from Contracts with Customers, Narrow-Scope Improvements and Practical Expedients”, respectively, which implement ASC Topic 606. ASC Topic 606 outlines a single comprehensive model for entities to use in accounting for revenue arising from contracts with customers and supersedes most current revenue recognition guidance under US GAAP, including industry-specific guidance. It also requires entities to disclose both quantitative and qualitative information that enable financial statements users to understand the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers. The amendments in these ASUs are effective for annual periods beginning after December 15, 2017, and interim periods therein. Early adoption is permitted for annual periods beginning after December 15, 2016. These ASUs may be applied retrospectively with a cumulative adjustment to retained earnings in the year of adoption. The Company s assessing the impact, if any, of implementing this guidance on its financial position, results of operations and liquidity.

Going Concern

The Company commenced operations in 2014, and has experienced typical start-up costs and losses from operations since inception. The accumulated deficit of $1,502,745 as of June 30, 2017, as well as recurring losses of $35,029 and $192,905 for the six months ended June 30, 2017 and 2016, respectively, have resulted in the uncertainty of the Company to continue as a going concern. Additionally, the Company was a working capital deficit in the amount of $319,933.

These financial statements of the Company have been prepared assuming that the Company will continue as a going concern, which contemplates, among other things, the realization of assets and the satisfaction of liabilities in the normal course of business over a reasonable period of time.

F-48

OMNIM2M, INC.

NOTES TO FINANCIAL STATEMENTS

SIX MONTHS ENDED JUNE 30, 2017 AND 2016 (UNAUDITED)

The Company plans to raise additional capital to carry out its business plan in 2017. The Company’s ability to raise additional capital through future equity and debt securities issuances is unknown. Obtaining additional financing, the successful development of the Company’s contemplated plan of operations, ultimately, to profitable operations are necessary for the Company to continue operations. The ability to successfully resolve these factors raises substantial doubt about the Company’s ability to continue as a going concern. The financial statements of the Company do not include any adjustments that may result from the outcome of the uncertainties.

NOTE 2: PROPERTY AND EQUIPMENT

Property and equipment consisted of the following as of June 30, 2017 and December 31, 2016:

	2017	2016

Furniture and fixtures	$2,784	$2,784
Office equipment	3,260	3,260
M2M equipment	14,126	14,126
Subtotal	20,170	20,170
Accumulated Depreciation	(19,670)	(18,263)
Net	$500	$1,907

Depreciation expense for the six months ended June 30, 2017 and 2016 was $1,407 and $3,362, respectively. There was no impairment on these assets for this two-year period.

NOTE 3: LONG-TERM DEBT – RELATED PARTIES

The following is a summary of long-term debt – related parties as of June 30, 2017 and December 31, 2016:

		2017	2016

Promissory note – CEO	(a)	$213,894	$207,944
Promissory note – Satinder Thiara	(b)	22,000	22,000
Promissory note – Ci2i	(c)	2,509	(12,591)

Total (all current portion)		$238,403	$217,353

(a)	This is an unsecured loan from the CEO entered into January 1, 2015. It is due on demand and therefore reflected as a current liability. The loan accrues interest at 15% per annum (1.25% monthly). Interest expense on this loan for the six months ended June 30, 2017and 2016, was $15,649 and $11,066, respectively. Accrued interest at June 30, 2017 was $65,489.

(b)	This is an unsecured loan from Satinder Thiara entered into May 25, 2016, with an interest rate of 15% per annum (1.25% monthly), due December 31, 2017. Satinder Thiara is a shareholder of the Company. Interest expense on this loan for the six months ended June 30, 2017 was $1,650 and for the period May 25, 2016 through June 30, 2016 was $550. Accrued interest at June 30, 2017 was $3,850.

(c)	This is an unsecured note (advance) from Ci2i. These funds are used to pay for the employee benefits of OmniM2M. There is no interest charged on this amount, and the companies have common shareholders and management.

F-49

OMNIM2M, INC.

NOTES TO FINANCIAL STATEMENTS

SIX MONTHS ENDED JUNE 30, 2017 AND 2016 (UNAUDITED)

NOTE 4: STOCKHOLDERS’/PARTNERS DEFICIT

On May 27, 2014, OmniM2M LLC was formed, and authorized to issue 100,000,000 common units. For purposes of disclosure, units and shares are used synonymously due to the conversion from an LLC to a “C” corporation in 2016.

The Company has the authorization to issue up to 1,500,000 of preferred units (“Series Seed Preferred Units”), and 98,500,000 common units, each with a par value of $0.00001.

In June and July, 2014, the Company issued 948,000 common units for $185,000.

In 2015, the Company issued 29,070 common units for $50,000 to a shareholder of the Company to convert a portion of his loan, and 103,200 common units for $176,194.

In 2015, there were 150,000 preferred units issued to a shareholder of the Company for $287,115 to convert a portion of his loan, and 245,549 preferred units sold for $470,003.

The Series Seed Preferred units were incorporated with 1,500,000 units with a par value of $0.00001.

General Preferences and Rights - The Series Seed Preferred Members of the Company are entitled, to the fullest extent applicable, to all rights, privileges, and preferences applicable to Series Seed Preferred Members of the Company generally.

Liquidation - In the event of a liquidation, Series Seed Preferred Units shall be entitled to receive, in preference to the common units of the Company, liquidating distributions upon the occurrence of a liquidation, in the amount equal to one times (1x) the original capital contribution for such Series Seed Preferred units. In the event of a liquidation, after satisfying all creditors of the Company, Series Seed Preferred Unit holders will then have their distributions, followed by the common holders.

On January 1, 2016, OmniM2M LLC was converted into a “C” Corporation, and all the Units were converted to Shares.

In 2016, the Company issued an additional 7,837 preferred shares for $15,000.

As of June 30, 2017 and December 31, 2016, the Company has 403,386 preferred shares and 1,080,270 common shares issued and outstanding.

NOTE 5: COMMITMENTS AND CONTINGENCIES

Operating Leases

The Company subleases office space from Ci2i Services, Inc., a related party for $3,000 per month through April 2017, but no rental occurred in 2017. Rent expense for the six months ended June 30, 2017 and 2016, were $0 and $18,000, respectively. The last six months of 2016 and all of 2017 was rent-free as Ci2i subleased the office to another company, and the OmniM2M team was working remotely. OmniM2M expects to move into a new office in Bellevue in 2017.

NOTE 6: PROVISION FOR INCOME TAXES

The provision (benefit) for income taxes for the six months ended June 30, 2017 and the year ended December 31, 2016 differs from the amount which would be expected as a result of applying the statutory tax rates to the losses before income taxes due primarily to the valuation allowance to fully reserve net deferred tax assets.

Realization of deferred tax assets is dependent upon sufficient future taxable income during the period that deductible temporary differences and carry-forwards are expected to be available to reduce taxable income. As the achievement of required future taxable income is uncertain, the Company recorded a valuation allowance.

F-50

OMNIM2M, INC.

NOTES TO FINANCIAL STATEMENTS

SIX MONTHS ENDED JUNE 30, 2017 AND 2016 (UNAUDITED)

	As of June 30, 2017	As of December 31, 2016
Deferred tax assets:
Net operating loss before non-deductible items	$(251,046)	$(216,017)
Tax rate	34%	34%
Total deferred tax assets	85,356	73,446
Less: Valuation allowance	(85,356)	(73,446)

Net deferred tax assets	$-	$-

As of June 30,2017, the Company has a net operating loss carry forward of $251,046 expiring through 2037. The Company has provided a valuation allowance against the full amount of the deferred tax asset due to management’s uncertainty about its realization. Furthermore, the net operating loss carry forward may be subject to further limitation pursuant to Section 382 of the Internal Revenue Code.

nOTE 7: CONCENTRATIONS

During the six months ended June 30, 2017 and 2016, the Company had three and two major customers comprising 63% and 89% of sales. A major customer is defined as a customer that represents 10% or greater of total sales. Additionally, the Company had three customers as of June 30, 2017 with accounts receivable balances of 100% of the total accounts receivable. The Company does not believe that the risk associated with these customers will have an adverse effect on the business.

nOTE 8: SUBSEQUENT EVENTS

The Company is currently in discussion with acquirers and investors, and expects to be part of a publicly traded entity in 2017. There is nothing definitive as of the date of the financial statements.

F-51

TRAQIQ, INC.

PRO FORMA UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma consolidated financial statements (the “pro formas”) give effect to the acquisition of Ci2i Services, Inc., (“Ci2i”) and OmniM2M, Inc. (“Omni”) dated as of July 19, 2017, completed on August 3, 2017 by TraqIQ, Inc. (“TraqIQ” or the “Company”) and are based on estimates and assumptions set forth herein and in the notes to such pro forma statements.

On July 19, 2017, TraqIQ, a California corporation, entered into a Share Exchange Agreement (the “Exchange Agreement”) by and among Ci2i and Omni whereby the Company issued 3,000,000 shares of its common stock in exchange for all of Ci2i’s issued and outstanding shares of preferred and common stock, and 3,000,000 shares of its common stock in exchange for all of Omni’s issued and outstanding shares of preferred and common stock.

The transaction is being accounted for as a reverse merger. The legal acquiror will be TraqIQ, with the accounting acquiror Ci2i.

The following unaudited pro forma consolidated statements of operations for six months ended June 30, 2017 and the year ended December 31, 2016 of TraqIQ give effect to the above as if the transaction had occurred at the beginning of the period. The unaudited pro forma consolidated balance sheet at June 30, 2017 assumes the effect of the above as if this transaction had occurred as of June 30, 2017.

F-52

TRAQIQ, INC.

PRO FORMA UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

The unaudited pro forma consolidated financial statements are based upon, and should be read in conjunctions with the Company’s audited consolidated financial statements as of and for the year ended December 31, 2016 and as of and for the six months ended June 30, 2017 and the audited financial statements of Ci2i and Omni as of and for the years ended December 31, 2016 and 2015 and the unaudited interim financial statements of Ci2i and Omni for the six months ended June 30, 2017 and 2016.

The unaudited pro forma consolidated financial statements and notes thereto contained forward-looking statements that involve risks and uncertainties. Therefore, our actual results may vary materially from those discussed herein. The unaudited pro forma consolidated financial statements do not purport to be indicative of the results that would have been reported had such events actually occurred on the dates specified, nor is it indicative our future results.

F-53

TRAQIQ, INC.

NOTES TO UNAUDITED PRO FORMA

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2017 AND

FOR THE YEAR ENDED DECEMBER 31, 2016

NOTE A – ACCOUNTING TREATMENT APPLIED AS A RESULT OF THIS TRANSACTION

The acquisition of Ci2i and Omni are being accounted for as a business combination. TraqIQ is the legal acquiror and Ci2i is the accounting acquiror.

NOTE B – ADJUSTMENT

(a)	To record the acquisition of Ci2i including the exchange of its preferred and common shares for 3,000,000 shares of TraqIQ common stock in a reverse merger transaction.
(b)	To record the acquisition of Omni including the exchange of its preferred and common shares for 3,000,000 shares of TraqIQ common stock in a business combination.
(c)	To eliminate intercompany transactions between Ci2i and Omni.
(d)	To adjust for a 1:20 reverse stock split in TraqIQ, and adjust authorized shares to 300,000,000 from the 50,000,000 and create a $0.0001 par value.
(e)	Reclassification of negative additional paid in capital to accumulated deficit.
(f)	To record the purchase of 50,000 shares of preferred shares for $10,000.
(g)	To record interest expense on the related party debt.

NOTE C – PRO FORMA WEIGHTED AVERAGES SHARES OUTSTANDING

Pro forma shares outstanding assuming the transaction occurred as of June 30, 2017:

TraqIQ Weighted Average Shares Outstanding	16,485,000

Shares issued subsequent to June 30, 2017 and prior to acquisition of Ci2i and Omni	0

Shares issued to acquire Ci2i and Omni	6,000,000

Pro forma shares outstanding	22,485,000

F-54

TRAQIQ, INC. AND SUBSIDIARIES

PROFORMA CONSOLIDATED BALANCE SHEET

JUNE 30, 2017 (UNAUDITED)

	Ci2i	OMNIM2M	TRAQIQ		ADJUSTMENTS	TOTAL
ASSETS

Current Assets:
Cash	$3,210	$850	$107	f	$10,000	$14,167
Accounts receivable, net	-	4,115	-		-	4,115
Prepaid expenses and other current assets	-	18,718	-		-	18,718

Total Current Assets	3,210	23,683	107		10,000	37,000

Fixed Assets, net of depreciation	-	500	-		-	500

TOTAL ASSETS	$3,210	$24,183	$107		$10,000	$37,500

LIABILITIES AND STOCKHOLDERS’ DEFICIT

LIABILITIES
Current Liabilities:
Note payable - bank	$54,000	$-	$-		$-	$54,000
Current portion of long-term debt - related party	243,162	238,403	67,047	g	6,017	554,629
	-	-	-		-	-
Current portion of long-term debt	-	-	-		-	-
Accounts payable and accrued expenses	148,833	105,213	800		-	254,846

Total Current Liabilities	445,995	343,616	67,847		6,017	863,475

Long-term debt, net of current portion	45,000	-	-		-	45,000

Total Liabilities	490,995	343,616	67,847		6,017	908,475

STOCKHOLDERS’ DEFICIT
Ci2i Services, Inc.
Preferred stock, no par value, 40,000,000 shares authorized
Series A Preferred, no par value, 5,000,000 shares authorized, 1,494,042 issued and outstanding	350	-	-	a	(350)	-
Common stock, no par value, 60,000,000 shares authorized, 15,162,561 issued and outstanding	4,140	-	-	a	(4,140)	-

OmniM2M, Inc.
Preferred stock, par value, $0.00001, 1,500,000 shares authorized, 403,386 shares issued and outstanding	-	4	-	b	(4)	-
Common stock, par value, $0.00001, 98,500,000 shares authorized, 1,080,270 issued and outstanding	-	11	-	b	(11)	-

TraqIQ, Inc.
Preferred stock, no par value (pre-merger) and $0.0001 par value (post-merger), 10,000,000 (pre-merger) and 10,000,000 (post-merger) shares authorized, and none (pre-merger, pre-split) and none (pre-merger, post-split) and 50,000 (post-merger, post-split) shares issued and outstanding				f	5	5
Common stock, no par value (pre-merger) and $0.0001 par value (post-merger), 50,000,000 (pre-merger) and 300,000,000 (post-merger) shares authorized, and	-	-	150,000	a	(150,000)	682
16,485,000 (pre-merger, pre-split) and 824,250 (pre-merger, post-split) and				a	300
6,824,250 (post-merger, post-split) shares issued and outstanding				b	300
				d	82

Additional paid in capital	-	1,183,297	10,550	a	(74,100)	-
				b	15
				b	(300)
				b	(1,502,745)
				d	(82)
				e	373,370
				f	9,995

Accumulated deficit	(492,275)	(1,502,745)	(228,290)	a	228,290	(871,662)
				b	1,502,745
				e	(373,370)
				g	(6,017)

Total Stockholders’ Deficit	(487,785)	(319,433)	(67,740)		3,983	(870,975)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$3,210	$24,183	$107		$10,000	$37,500

F-55

TRAQIQ, INC. AND SUBSIDIARIES

PRFORMA CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2017

(UNAUDITED)

	Ci2i	OMNIM2M	TRAQIQ		ADJUSTMENTS	TOTAL

REVENUE, NET	$500	$11,742	$-		$-	$12,242

OPERATING EXPENSES
Salaries and benefits	-	185	-		-	185
Consulting	5,000	-	4,700		-	9,700
Research and development	-	525	-		-	525
Rent expense	15,713	-	600		-	16,313
Professional fees	14,250	26,800	-		-	41,050
General and administrative expense	9,027	555	825		-	10,407
Depreciation	-	1,407	-		-	1,407

Total Expenses	43,990	29,472	6,125		-	79,587

NET LOSS BEFORE OTHER INCOME (EXPENSES)	(43,490)	(17,730)	(6,125)		-	(67,345)

OTHER INCOME (EXPENSES)
Gain on sale of fixed assets	-	-	-		-	-
Rental income	11,685	-	-		-	11,685
Interest expense	(22,769)	(17,299)	-	g	(1,944)	(42,012)

Total Other Income (Expense)	(11,084)	(17,299)	-		(1,944)	(30,327)

NET LOSS BEFORE PROVISION FOR INCOME TAXES	(54,574)	(35,029)	(6,125)		(1,944)	(97,672)

Provision for income taxes	-	-	-		-	-

NET LOSS	$(54,574)	$(35,029)	$(6,125)		$(1,944)	$(97,672)

NET LOSS PER SHARE - BASIC AND DILUTED	N/A	N/A	$(0.00)			$(0.01)

WEIGHTED AVERAGE SHARES OUTSTANDING	N/A	N/A	16,485,000			16,485,000

F-56

TRAQIQ, INC. AND SUBSIDIARIES

PROFORMA CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

	Ci2i	OMNIM2M	TRAQIQ		ADJUSTMENTS	TOTAL

REVENUE, NET	$218,387	$52,013	$-		$-	$270,400

OPERATING EXPENSES
Salaries and benefits	27,191	50,563	-		-	77,754
Consulting	86,959	6,825	5,775		-	99,559
Research and development	-	66,570	-		-	66,570
Rent expense	55,726	18,000	1,200	c	(18,000)	56,926
Professional fees	19,071	27,934	-		-	47,005
General and administrative expense	38,151	62,783	1,715		-	102,649
Depreciation	2,418	6,723	-		-	9,141

Total Expenses	229,516	239,398	8,690		(18,000)	459,604

NET LOSS BEFORE OTHER INCOME (EXPENSES)	(11,129)	(187,385)	(8,690)		18,000	(189,204)

OTHER INCOME (EXPENSES)
Other income	-	-	-		-	-
Gain on sale of fixed assets	5,945	-	-		-	5,945
Rental income	49,160	-	-	c	(18,000)	31,160
Interest expense	(50,747)	(28,632)	-	g	(4,023)	(83,402)

Total Other Income (Expense)	4,358	(28,632)	-		(22,023)	(46,297)

NET LOSS BEFORE PROVISION FOR INCOME TAXES	(6,771)	(216,017)	(8,690)		(4,023)	(235,501)

Provision for income taxes	-	-	-		-	-

NET LOSS	$(6,771)	$(216,017)	$(8,690)		$(4,023)	$(235,501)

NET LOSS PER SHARE - BASIC AND DILUTED	N/A	N/A	$(0.00)			$(0.01)

WEIGHTED AVERAGE SHARES OUTSTANDING	N/A	N/A	16,485,000			16,485,000

F-57

Item 3.02: Unregistered Sales of Equity Securities

(a) As described above in Item 1.01, under (a) “Share Exchange Agreement,” we issued 6,000,000 shares of our common stock to the shareholders of OmniM2M and Ci2i in exchange for all of their issued and outstanding shares. The issuances of the securities are exempt from registration under the Securities Act of 1933, as amended, by virtue of Section 4(a)(2) thereunder, as a transaction by an issuer not involving any public offering.

(b) As described above in Item 1.01, under (b) “6% Convertible Promissory Notes and Note Purchase Agreements”, we agreed to exchange the related party advances of two shareholders for the Notes.

In the sale and issuance of the Notes, no general solicitation was made either by the Company or by any person acting on our behalf. The transactions were privately negotiated, and did not involve any kind of public solicitation. No underwriters or agents were involved in the foregoing sales and issuances and the Company paid no underwriting discounts or commissions. The securities were acquired for investment purposes only and not with a view to, or for sale in connection with, any distribution thereof, and contains customary restrictions on transfer. The issuances of the securities are exempt from registration under the Securities Act of 1933, as amended, by virtue of Section 4(a)(2) thereunder, as a transaction by an issuer not involving any public offering.

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(c) As described above in Item 1.01, under (c) “Series A Preferred Stock and Series A Preferred Stock Purchase Agreement,” we agreed to issue 50,000 shares of our Series A Preferred Stock in exchange for $10,000 from a related party.

In the sale and issuance of the Series A Preferred Stock, no general solicitation was made either by the Company or by any person acting on our behalf. The transaction was privately negotiated, and did not involve any kind of public solicitation. No underwriters or agents were involved in the foregoing sale and issuance and the Company paid no underwriting discounts or commissions. The securities were acquired for investment purposes only and not with a view to, or for sale in connection with, any distribution thereof, and contains customary restrictions on transfer. The issuances of the securities are exempt from registration under the Securities Act of 1933, as amended, by virtue of Section 4(a)(2) thereunder, as a transaction by an issuer not involving any public offering.

Item 5.01 Changes in Control of Registrant

The information set forth in Items 1.01 and 3.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

On July 19, 2017, the Company announced certain leadership changes to further efforts to move forward with the change in its business plan to complete the acquisitions of OminM2M and Ci2i under the Share Exchange Agreement dated July 19, 2017.

Furthermore, on July 19, 2017, Donald P. Hateley, the Company’s majority shareholder, sold 650,000 of his 716,013 post-split shares (the “Control Shares”) to Swarn Thiara, an individual, for $150,000. Upon the sale of the Control Shares and prior to the acquisition of Ci2i and OmniM2M, the sale of the Control Shares resulted in Swarn Thiara owning 650,000 of the Company’s 824,250 post-split common shares, which represented 78.86% of the Company’s post-split issued and outstanding shares.

On August 3, 2017, effective upon the closing of the transactions with Ci2i and OmniM2M pursuant to the Share Exchange Agreement, the shareholders of Ci2i were issued 3,000,000 common shares and the shareholders of OmniM2M were issued 3,000,000 common shares. Swarn Thiara’s common shares now represent 9.52% of the Company’s issued and outstanding post-split share after the closing of the transaction under the Share Exchange Agreement.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 19, 2017, the Company announced certain leadership changes to further efforts to move forward with the change in its business plan to complete the acquisitions of OminM2M and Ci2i under the Share Exchange Agreement dated July 19, 2017.

On July 19, 2017, Gary L. Blum, the Company’s sole director, appointed Ajay Sikka and Lloyd Spencer to the Company’s Board of Directors (the “Board”) to fill vacancies. Effectively immediately after their appointment, Mr. Blum resigned from the Company’s Board. Also, on July 19, 2017, Mr. Blum resigned from his positions as the Company’s Chief Executive Officer, Chief Financial and Accounting Officer and Secretary and Michael Matondi III resigned his position as the Company’s President.

Effectively July 19, 2017, upon the resignations of Mr. Blum and Mr. Matondi, the Board appointed Ajay Sikka as the Company’s Chief Executive Officer, President, Chief Financial and Accounting Officer and Lloyd Spencer as Vice President and Secretary.

Ajay Sikka, age 50, was appointed to our Board as its Chairman the Board appointed him as our Chief Executive Officer, President, Chief Financial and Accounting Officer on July 19, 2017. From May 2014 to the present, Mr. Sikka has served as Chief Executive Officer of OmniM2M, Inc., an IIoT hardware, software and services company. From March 2011 to the present, Mr. Sikka has also served as Chief Executive Officer of Ci2i Services, Inc., an IIoT analytics and marketing company that is focused on providing services and support to enterprise customers, including Microsoft, Staples, Accenture, and Pactera. From April 2004 to Feb 2011, Mr. Sikka served as Senior Director at Microsoft Corp. in Redmond, Washington, where he worked in multiple teams, including Law & Corporate affairs, Central IT, and Business Strategy. He also managed Microsoft’s CloudCRM team that provided Customer Relationship Management (CRM) services within Microsoft. From April 2000 to March 2004, Mr. Sikka served as Chief Executive Officer of IndiaHQ Solutions, Inc., a content provider (Websites, newspapers, Yellow pages) for the South Asian community. That company was sold in 2004. From April 1996 to April 2000, Mr. Sikka served as Group Manager at Microsoft Corp. in Redmond, Washington where he drove Microsoft’s internet business and content management initiatives with telecommunications and Internet service providers. He arrived at Microsoft subsequent to Microsoft’s purchase of Vermeer, that made the FrontPage product. Mr. Sikka is an active angel investor and board of director member for startup companies and new ventures in the Seattle area.

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Lloyd Spencer, age 61, is a member of our Board and was appointed to our Board and as our Vice President and Secretary on July 19, 2017. From September 20, 2007 to the present, Mr. Spencer has also served as President and CEO of Open Road Shipping, Inc., formerly known as CoroWare, whose business is currently in a state of transition. From October 2004 to June 2016, Mr. Spencer was a co-founder and President of CoroWare, Inc., a Washington State private company that was acquired by Innova Holdings, Inc., which is now known as Open Road Shipping, Inc. From June 2002 to September 2004, Mr. Spencer was Vice President of Sales at Planet Technologies, a systems integration company based in Germantown, MD. From November 1996 to August 2001, Mr. Spencer was Solutions Unit Manager and Group Product Manager at Microsoft in Redmond, Washington. Prior to Microsoft, Mr. Spencer served as Assistant Vice-President and Business Unit Manager at Newbridge Networks; and Product Line Manager at Sun Microsystems. Mr. Spencer began his career as a software development engineer at Hewlett-Packard Corporation in Cupertino, California. Mr. Spencer received his Bachelor’s degree from Cornell University in 1980 with a major in Biology and Animal Science and with an emphasis in Immunogenetics.

The Board will determine the compensation of Mr. Sikka and Mr. Spencer at a future date.

Item 5.06 Change in Shell Company Status

Prior to the Share Exchange, we were a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). As a result of the Share Exchange, we have ceased to be a shell company. The information contained in this Current Report constitutes the current “Form 10 information” necessary to satisfy the conditions contained in Rule 144(i)(2) under the Securities Act of 1933, as amended (the “Securities Act”).

Item 8.01 Other Events.

On August 24, 2017, the Company issued a press release announcing the foregoing. A copy of the release is filed herewith as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

In accordance with Item 9.01(a), OmniM2M, Inc. and Ci2i Services, Inc.’s audited financial statements as of and for the years ended December 31, 2016 and 2015, and OmniM2M and Ci2i’s unaudited condensed financial statements as of, and for the six months ended June 30, 2017 and 2016 are included in the Current Report beginning on Page F-1.

(b) Pro forma Financial Information.

In accordance with Items 9.01(b), the Company has included the unaudited pro forma consolidated financial statements as of December 31, 2016 and for the six months ended June 30, 2017, and the accompanying notes are included in this Current Report beginning on Page F-52.

(d) Exhibits

In reviewing the agreements included or incorporated by reference as exhibits to this Current Report on Form 8-K, please remember that they are included to provide you with information regarding their terms and are not intended to provide any other factual or disclosure information about the Company or the other parties to the agreements. The agreements may contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the parties to the applicable agreement and:

●	should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

●	have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

●	may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and

●	were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about the Company may be found elsewhere in this Current Report on Form 8-K and the Company’s other public filings, which are available without charge through the SEC’s website at http://www.sec.gov.

Exhibit Number	Description
10.1*	Share Exchange Agreement dated July 19, 2017, fully executed on August 3, 2017
4.1(a)**	Note Purchase Agreement and Note, dated July 19, 2017 between the Company and Donald P. Hateley
4.1(b)**	Note Purchase Agreement and Note, dated July 19, 2017 between the Company and Alena Borisova
4.2(a)*	Certificate of Determination for Series A Preferred

4.2(b)*	Series A Stock Purchase Agreement dated August 1, 2017

99.1*	Press release, dated August 24, 2017

*	Filed herewith
**	Previously filed.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

TRAQIQ, INC.
Date: August 24, 2017
/s/Ajay Sikka
Ajay Sikka
Chief Executive Officer

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ITEM 9.01 EXHIBITS

Exhibit Number	Description
10.1*	Share Exchange Agreement dated July 19, 2017, fully executed on August 3, 2017
4.1(a)**	Note Purchase Agreement and Note, dated July 19, 2017 between the Company and Donald P. Hateley
4.1(b)**	Note Purchase Agreement and Note, dated July 19, 2017 between the Company and Alena Borisova
4.2(a)*	Certificate of Determination for Series A Preferred
4.2(b)*	Series A Stock Purchase Agreement dated August 1, 2017
99.1*	Press release, dated August 24, 2017

*	Filed herewith
**	Previously filed.

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